STATEMENT OF ADDITIONAL INFORMATION

                  BADGLEY FUNDS, INC.
                  Badgley Growth Fund
                 Badgley Balanced Fund

                     P.O. Box 701
            Milwaukee, Wisconsin 53201-0701
                     1-877-BADGLEY


     This Statement of Additional Information is not  a
prospectus and should be read in conjunction  with  the
Prospectus   of   the   BADGLEY   FUNDS,   INC.    (the
"Corporation"), including the Badgley Growth Fund  (the
"Growth  Fund")  and  the Badgley  Balanced  Fund  (the
"Balanced  Fund"),  each a diversified  series  of  the
Corporation  (hereinafter collectively referred  to  as
the  "Funds"),  dated June 24, 1998.   The  Prospectus,
which may be revised from time to time, is available without charge upon request to the above-noted address or telephone number.

This Statement of Additional Information is dated June 24, 1998, as supplemented on October 6, 1998.

                       TABLE OF CONTENTS

                                                         Page No.

INVESTMENT RESTRICTIONS                                         3

INVESTMENT POLICIES AND TECHNIQUES                              4

DIRECTORS AND OFFICERS                                         19

PRINCIPAL SHAREHOLDERS                                         21

INVESTMENT ADVISER                                             21

FUND TRANSACTIONS AND BROKERAGE                                22

CUSTODIAN                                                      23

TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT                   23

DISTRIBUTOR AND PLAN OF DISTRIBUTION                           23

FINANCIAL INTERMEDIARIES                                       24

TAXES                                                          25

DETERMINATION OF NET ASSET VALUE                               25

SHAREHOLDER MEETINGS                                           25

PERFORMANCE INFORMATION                                        25

ADDITIONAL INFORMATION                                         27

INDEPENDENT ACCOUNTANTS                                        27

FINANCIAL STATEMENTS                                           27

APPENDIX                                                      A-1


     No   person  has  been  authorized  to  give   any
information or to make any representations  other  than
those   contained  in  this  Statement  of   Additional
Information and the Prospectus dated June 24, 1998, and
if  given  or made, such information or representations
may not be relied upon as having been authorized by the
Funds.   This Statement of Additional Information  does
not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.

                INVESTMENT RESTRICTIONS

     The investment objective of the Growth Fund is  to
seek  long-term  capital appreciation.  The  investment
objective  of  the Balanced Fund is to  seek  long-term
capital  appreciation  and income (i.e.,  risk-adjusted
total  return).   The Funds' investment objectives  and
policies  are  described in detail  in  the  Prospectus
under the caption "Investment Objectives and Policies."
The  following  are  the Funds' fundamental  investment
restrictions   which   cannot   be   changed    without
shareholder approval.

Each Fund:

1.   May  not  with respect to 75% of its total assets,
     purchase  the  securities of  any  issuer  (except
     securities  issued  or  guaranteed  by  the   U.S.
     government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.   May  (i) borrow money from banks for temporary  or
     emergency purposes (but not for leveraging or  the
     purchase  of  investments)  and  (ii)  make  other
     investments   or  engage  in  other   transactions
     permissible  under the Investment Company  Act  of
     1940,  as  amended  (the "1940  Act"),  which  may
     involve  a borrowing, including borrowing  through
     reverse  repurchase agreements, provided that  the
     combination  of (i) and (ii) shall not  exceed  33
     1/3%  of  the  value  of the Fund's  total  assets
     (including  the amount borrowed), less the  Fund's
     liabilities  (other  than  borrowings).   If   the
     amount borrowed at any time exceeds 33 1/3% of the Fund's total assets, the Fund will, within three days thereafter (not including Sundays, holidays and any longer permissible period), reduce the amount of the borrowings such that the borrowings do not exceed 33 1/3% of the Fund's total assets.
     Each Fund may also borrow money from other persons to the extent permitted by applicable law.

3.   May   not  issue  senior  securities,  except   as
     permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the
     "Securities Act"), in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6.   May  not make loans if, as a result, more than  33
     1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

     In   addition  to  the  non-fundamental  operating
policies set forth in the Prospectus, the following are each Fund's non-fundamental operating policies which may be changed by the Board of Directors without shareholder approval.

Each Fund may not:

1.   Sell securities short, unless the Fund owns or has
     the  right to obtain securities equivalent in kind
     and amount to the securities sold short, or unless
     it  covers  such  short sale as  required  by  the
     current rules and positions of the Securities  and
     Exchange Commission (the "SEC") or its staff,  and
     provided  that  transactions in  options,  futures
     contracts, options on futures contracts, or  other
     derivative   instruments   are   not   deemed   to
     constitute selling securities short.

2.   Purchase  securities on margin,  except  that  the
     Fund  may  obtain such short-term credits  as  are
     necessary  for the clearance of transactions;  and
     provided  that margin deposits in connection  with
     futures  contracts, options on futures  contracts,
     or   other   derivative  instruments   shall   not
     constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 10% of its net assets would be invested in illiquid securities.

4.   Purchase  securities of other investment companies
     except  in  compliance  with  the  1940  Act   and
     applicable state law.

5.   Engage   in   futures   or  options   on   futures
     transactions which are impermissible  pursuant  to
     Rule  4.5  under the Commodity Exchange  Act  (the
     "CEA") and, in accordance with Rule 4.5, will  use
     futures or options on futures transactions  solely
     for  bona  fide hedging transactions  (within  the
     meaning of the CEA), provided, however,  that  the
     Fund   may,  in  addition  to  bona  fide  hedging
     transactions, use futures and options  on  futures
     transactions if the aggregate initial  margin  and
     premiums  required  to establish  such  positions,
     less   the  amount  by  which  any  such   options
     positions are in the money (within the meaning of the CEA), do not exceed 5% of the Fund's net assets.

6. Make any loans, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7.   Borrow  money except from banks or through reverse
     repurchase  agreements or mortgage  dollar  rolls,
     and   will  not  purchase  securities  when   bank
     borrowings exceed 5% of its total assets.

     Except  for the fundamental investment limitations
listed above and each Fund's investment objective,  the
other  investment policies described in the  Prospectus
and  this Statement of Additional Information  are  not
fundamental  and  may be changed with approval  of  the
Corporation's   Board  of  Directors.    Unless   noted
otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets
(i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

               INVESTMENT POLICIES AND TECHNIQUES

     The    following   information   supplements   the
discussion   of   the  Funds'  investment   objectives,
policies, and techniques that are described in the Prospectus under the captions "Investment Objectives and Policies" and "Implementation of Policies and Risks."

Illiquid Securities

     Each  Fund  may invest up to 10% of its respective
net  assets  in  illiquid securities (i.e.,  securities
that are not readily marketable).  For purposes of this
restriction, illiquid securities include, but  are  not
limited  to,  restricted  securities  (securities   the
disposition  of which is restricted under  the  federal
securities laws), repurchase agreements with maturities
in  excess of seven days, and other securities that are
not  readily marketable.  The Board of Directors of the
Corporation,   or  its  delegate,  has   the   ultimate
authority to determine, to the extent permissible under
the  federal  securities  laws,  which  securities  are
liquid or illiquid for purposes of this 10% limitation.
Certain  securities exempt from registration or  issued
in  transactions  exempt  from registration  under  the
Securities Act, such as securities that may  be  resold
to  institutional investors under Rule 144A  under  the
Securities   Act,  may  be  considered   liquid   under
guidelines  adopted  by the Board of  Directors.   Each
Fund  may invest up to 5% of its respective net  assets
in  such  securities.  However, investing in securities
which  may  be resold pursuant to Rule 144A  under  the
Securities Act could have the effect of increasing  the
level  of  a  Fund's  illiquidity to  the  extent  that
institutional   investors   become,   for    a    time,
uninterested in purchasing such securities.

     The  Board  of  Directors  has  delegated  to  the
Adviser  the day-to-day determination of the  liquidity
of any security, although it has retained oversight and
ultimate   responsibility  for   such   determinations.
Although no definitive liquidity criteria are used, the
Board of Directors has directed the Adviser to look  to
such  factors  as (i) the nature of the  market  for  a
security  (including the institutional  private  resale
market), (ii) the terms of certain securities or  other
instruments  allowing for the disposition  to  a  third
party  or  the issuer thereof (e.g., certain repurchase
obligations   and   demand  instruments),   (iii)   the
availability of market quotations (e.g., for securities
quoted   in   the  PORTAL  system),  and   (iv)   other
permissible relevant factors.

     Restricted   securities  may  be  sold   only   in
privately  negotiated  transactions  or  in  a   public
offering with respect to which a registration statement
is   in   effect  under  the  Securities  Act.    Where
registration  is required, a Fund may be  obligated  to
pay  all  or  part of the registration expenses  and  a
considerable period may elapse between the time of  the
decision to sell and the time the Fund may be permitted
to  sell  a  security  under an effective  registration
statement.   If,  during such a period, adverse  market
conditions  were to develop, the Fund  might  obtain  a
less favorable price than that which prevailed when  it
decided to sell.  Restricted securities will be  priced
at  fair value as determined in good faith by the Board
of   Directors.    If,  through  the  appreciation   of
restricted   securities   or   the   depreciation    of
unrestricted securities, a Fund should be in a position where more than 10% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable (except for Rule 144A securities deemed to be liquid by the Adviser), the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Convertible Securities

     Each  Fund  may invest in convertible  securities,
which  are bonds, debentures, notes, preferred  stocks,
or  other  securities  that may be  converted  into  or
exchanged for a specified amount of common stock of the
same  or a different issuer within a particular  period
of time at a specified price or formula.  A convertible
security   entitles  the  holder  to  receive  interest
normally  paid or accrued on debt or the dividend  paid
on  preferred  stock  until  the  convertible  security
matures   or  is  redeemed,  converted,  or  exchanged.
Convertible    securities   have   unique    investment
characteristics in that they generally (i) have  higher
yields  than  common  stocks,  but  lower  yields  than
comparable  non-convertible securities, (ii)  are  less
subject  to  fluctuation in value than  the  underlying
stock since they have fixed income characteristics, and
(iii) provide the potential for capital appreciation if
the   market  price  of  the  underlying  common  stock
increases.   A convertible security may be  subject  to
redemption  at  the  option of the issuer  at  a  price
established  in  the  convertible security's  governing
instrument.  If a convertible security held by  a  Fund
is  called for redemption, the Fund will be required to
permit  the  issuer to redeem the security, convert  it
into the underlying common stock, or sell it to a third
party.    The   Adviser  will  limit   investments   in
convertible debt securities to those that are rated  at
the  time  of purchase as investment grade by at  least
one  national  rating  organization,  such  as  S&P  or
Moody's,  or,  if  unrated, are  determined  to  be  of
equivalent quality by the Adviser.  With respect to the
Balanced  Fund's investments in convertible securities,
the  Balanced  Fund will only include that  portion  of
convertible   senior  securities  with   fixed   income
characteristics in computing whether the Balanced Fund has at least 25% of its total assets in fixed income convertible securities.

Temporary Strategies

     Prior to investing the proceeds from sale of  Fund
shares  and  to  meet ordinary daily  cash  needs,  the
Adviser may hold cash and/or invest all or a portion of
the  Fund's  assets in money market instruments,  which
are  short-term  fixed  income  securities  issued   by
private  and governmental institutions and may  include
commercial    paper,   short-term    U.S.    government
securities,     repurchase     agreements,     banker's
acceptances, certificates of deposit, time deposits and
other  short-term fixed-income securities.   All  money
market instruments will be rated investment-grade.

Variable- or Floating-Rate Securities

     The  Balanced Fund may invest in securities  which
offer   a   variable-  or  floating-rate  of  interest.
Variable-rate   securities   provide   for    automatic
establishment of a new interest rate at fixed intervals
(e.g., daily, monthly, semi-annually, etc.).  Floating-
rate   securities  generally  provide   for   automatic
adjustment of the interest rate whenever some specified
interest  rate  index changes.  The  interest  rate  on
variable-  or  floating-rate securities  is  ordinarily
determined  by  reference to or is a  percentage  of  a
bank's prime rate, the 90-day U.S. Treasury bill  rate,
the   rate  of  return  on  commercial  paper  or  bank
certificates   of  deposit,  an  index  of   short-term
interest rates, or some other objective measure.

     Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice, in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year.
Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

     Variable-rate  demand notes include master  demand
notes  which  are obligations that permit the  Balanced
Fund  to  invest fluctuating amounts, which may  change
daily  without penalty, pursuant to direct arrangements
between the Balanced Fund, as lender, and the borrower.
The  interest rates on these notes fluctuate from  time
to time.  The issuer of such obligations normally has a
corresponding right, after a given period, to prepay in
its  discretion the outstanding principal amount of the
obligations  plus  accrued interest  upon  a  specified
number   of  days'  notice  to  the  holders  of   such
obligations.   The  interest rate  on  a  floating-rate
demand  obligation  is based on a known  lending  rate,
such   as   a  bank's  prime  rate,  and  is   adjusted
automatically  each time such rate  is  adjusted.   The
interest  rate on a variable-rate demand obligation  is
adjusted    automatically   at   specified   intervals.
Frequently, such obligations are secured by letters  of
credit or other credit support arrangements provided by
banks.   Because  these obligations are direct  lending
arrangements between the lender and borrower, it is not
contemplated  that such instruments will  generally  be
traded.    There   generally  is  not  an   established
secondary  market for these obligations, although  they
are  redeemable at face value.  Accordingly, where  the
obligations  are not secured by letters  of  credit  or
other  credit support arrangements, the Balanced Fund's
right  to  redeem is dependent on the  ability  of  the
borrower to pay principal and interest on demand.  Such
obligations  frequently are not rated by credit  rating
agencies  and, if not so rated, the Balanced  Fund  may
invest  in them only if the Adviser determines that  at
the  time  of  investment  other  obligations  are   of
comparable quality to the other obligations in which the Balanced Fund may invest.

     The Balanced Fund will not invest more than 10% of
its  net  assets in variable- and floating-rate  demand
obligations that are not readily marketable (a variable-
or floating-rate demand obligation that may be disposed
of  on  not more than seven days notice will be  deemed
readily  marketable  and will not be  subject  to  this
limitation).   See "Investment Policies and  Techniques
--  Illiquid Securities" and "Investment Restrictions."
In   addition,   each   variable-   and   floating-rate
obligation  must  meet the credit quality  requirements
applicable  to  all the Balanced Fund's investments  at
the time of purchase.  When determining whether such an
obligation  meets  the Balanced Fund's  credit  quality
requirements, the Balanced Fund may look to the  credit
quality  of the financial guarantor providing a  letter
of  credit  or  other credit support arrangement.   The
Growth Fund may invest in such securities as described under "Temporary Strategies."

Mortgage- and Asset-Backed Securities

     Mortgage-backed  securities  represent  direct  or
indirect  participations in,  or  are  secured  by  and
payable  from, mortgage loans secured by real property,
and   include   single-  and  multi-class  pass-through
securities  and  collateralized  mortgage  obligations.
Such  securities  may be issued or guaranteed  by  U.S.
government agencies or instrumentalities, such  as  the
Government  National  Mortgage  Association   and   the
Federal  National Mortgage Association, or  by  private
issuers,   generally  originators  and   investors   in
mortgage   loans,   including   savings   associations,
mortgage bankers, commercial banks, investment bankers,
and  special  purpose entities (collectively,  "private
lenders").    Mortgage-backed  securities   issued   by
private  lenders may be supported by pools of  mortgage
loans  or  other  mortgage-backed securities  that  are
guaranteed,  directly  or  indirectly,  by   the   U.S.
government or one of its agencies or instrumentalities,
or   they   may  be  issued  without  any  governmental
guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

     Asset-backed     securities    have     structural
characteristics similar to mortgage-backed  securities.
Asset-backed  debt  obligations  represent  direct   or
indirect  participations in,  or  are  secured  by  and
payable  from, assets such as motor vehicle installment
sales contracts, other installment loan contracts, home
equity loans, leases of various types of property,  and
receivables from credit card or other revolving  credit
arrangements.  The credit quality of most  asset-backed
securities  depends primarily on the credit quality  of
the  assets  underlying such securities, how  well  the
entity  issuing  the  security is  insulated  from  the
credit  risk of the originator or any other  affiliated
entities,  and  the amount and quality  of  any  credit
enhancement    of   the   securities.    Payments    or
distributions of principal and interest on asset-backed
debt  obligations  may be supported by non-governmental
credit   enhancements  including  letters  of   credit,
reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

     The  rate  of  principal payment on mortgage-  and
asset-backed securities generally depends on  the  rate
of principal payments received on the underlying assets
which  in turn may be effected by a variety of economic
and  other  factors.  As a result,  the  yield  on  any
mortgage-  and  asset-backed security is  difficult  to
predict with precision and actual yield to maturity may
be more or less than the anticipated yield to maturity.
The yield characteristics of mortgage- and asset-backed
securities  differ  from  those  of  traditional   debt
securities.  Among the principal differences  are  that
interest   and   principal  payments  are   made   more
frequently  on  mortgage- and asset-backed  securities,
usually  monthly, and that principal may be prepaid  at
any time because the underlying mortgage loans or other
assets  generally may be prepaid at  any  time.   As  a
result, if the Balanced Fund purchases these securities
at  a  premium, a prepayment rate that is  faster  than
expected  will  reduce  yield  to  maturity,  while   a
prepayment rate that is slower than expected will  have
the   opposite  effect  of  increasing  the  yield   to
maturity.   Conversely, if the Balanced Fund  purchases
these securities at a discount, a prepayment rate  that
is   faster  than  expected  will  increase  yield   to
maturity,  while a prepayment rate that is slower  than
expected  will  reduce yield to maturity.   Accelerated
prepayments  on  securities purchased by  the  Balanced
Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

     While  many  mortgage- and asset-backed securities
are  issued with only one class of security,  many  are
issued  in  more  than one class, each  with  different
payment  terms.   Multiple class mortgage-  and  asset-
backed  securities  are issued for  two  main  reasons.
First,  multiple classes may be used  as  a  method  of
providing   credit  support.   This   is   accomplished
typically through creation of one or more classes whose
right  to  payments on the security is made subordinate
to the right to such payments of the remaining class or
classes.   Second,  multiple  classes  may  permit  the
issuance  of  securities with payment  terms,  interest
rates,  or  other characteristics differing  both  from
those  of  each other and from those of the  underlying
assets.  Examples include so-called "strips" (mortgage-
and  asset-backed securities entitling  the  holder  to
disproportionate   interests  with   respect   to   the
allocation  of  interest and principal  of  the  assets
backing  the  security), and securities with  class  or
classes   having   characteristics  which   mimic   the
characteristics   of  non-mortgage-   or   asset-backed
securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

     Mortgage-  and asset-backed securities  backed  by
assets, other than as described above, or in which  the
payment  streams on the underlying assets are allocated
in a manner different than those described above may be
issued in the future.  The Balanced Fund may invest  in
such   securities  if  such  investment  is   otherwise
consistent with its investment objectives, policies and restrictions.

Repurchase Agreements

     The  Funds  may  enter into repurchase  agreements
with   certain  banks  or  non-bank  dealers.    In   a
repurchase  agreement, a Fund buys a  security  at  one
price,  and at the time of sale, the seller  agrees  to
repurchase  the  obligation at a mutually  agreed  upon
time  and  price  (usually  within  seven  days).   The
repurchase  agreement, thereby,  determines  the  yield
during  the  purchaser's  holding  period,  while   the
seller's  obligation to repurchase is  secured  by  the
value  of  the  underlying security.  The Adviser  will
monitor,  on  an  ongoing  basis,  the  value  of   the
underlying  securities to ensure that the value  always
equals  or  exceeds the repurchase price  plus  accrued
interest.  Repurchase agreements could involve  certain
risks  in the event of a default or insolvency  of  the
other party to the agreement, including possible delays
or restrictions upon a Fund's ability to dispose of the
underlying    securities.    Although   no   definitive
creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate those risks.

Reverse Repurchase Agreements

     The Funds may, with respect to up to 5% of its net
assets, engage in reverse repurchase agreements.  In  a
reverse  repurchase  agreement, a  Fund  would  sell  a
security and enter into an agreement to repurchase  the
security at a specified future date and price.  A  Fund
generally  retains the right to interest and  principal
payments  on the security.  Since a Fund receives  cash
upon  entering into a reverse repurchase agreement,  it
may  be  considered  a  borrowing.   When  required  by
guidelines  of  the  SEC,  the  Fund  will  set   aside
permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

Derivative Instruments

     In General.  Although it does not currently intend
to  engage  in derivative transactions, each  Fund  may
invest  up  to  5%  of  its respective  net  assets  in
derivative instruments.  Derivative instruments may  be
used  for  any lawful purpose consistent with a  Fund's
investment objective such as hedging or managing  risk,
but  not  for speculation.  Derivative instruments  are
commonly  defined  to include securities  or  contracts
whose  value depend on (or "derive" from) the value  of
one   or   more   other  assets,  such  as  securities,
currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

     A  derivative instrument generally consists of, is
based  upon,  or  exhibits characteristics  similar  to
options  or  forward  contracts.  Options  and  forward
contracts  are  considered to be  the  basic  "building
blocks"  of  derivatives.  For  example,  forward-based
derivatives include forward contracts, swap  contracts,
as   well  as  exchange-traded  futures.   Option-based
derivatives  include  privately  negotiated,  over-the-
counter (OTC) options (including caps, floors, collars,
and options on forward and swap contracts) and exchange-
traded   options   on  futures.    Diverse   types   of
derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

     An option is a contract in which the "holder" (the
buyer)  pays  a certain amount (the "premium")  to  the
"writer" (the seller) to obtain the right, but not  the
obligation,  to buy from the writer (in  a  "call")  or
sell to the writer (in a "put") a specific asset at  an
agreed  upon  price at or before a certain  time.   The
holder pays the premium at inception and has no further
financial  obligation.  The holder of  an  option-based
derivative   generally  will  benefit  from   favorable
movements in the price of the underlying asset  but  is
not  exposed  to  corresponding losses due  to  adverse
movements  in the value of the underlying  asset.   The
writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

     A  forward  is  a sales contract between  a  buyer
(holding the "long" position) and a seller (holding the
"short"  position) for an asset with delivery  deferred
until  a future date.  The buyer agrees to pay a  fixed
price  at the agreed future date and the seller  agrees
to deliver the asset.  The seller hopes that the market
price on the delivery date is less than the agreed upon
price,  while  the buyer hopes for the  contrary.   The
change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

     Hedging.  A Fund may use derivative instruments to
protect against possible adverse changes in the  market
value  of securities held in, or are anticipated to  be
held in, the Fund's portfolio.  Derivatives may also be
used   by   a  Fund  to  "lock-in"  its  realized   but
unrecognized  gains  in  the  value  of  its  portfolio
securities.   Hedging strategies,  if  successful,  can
reduce   the  risk  of  loss  by  wholly  or  partially
offsetting  the  negative effect of  unfavorable  price
movements  in  the investments being hedged.   However,
hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

     Managing  Risk.   A Fund may also  use  derivative
instruments   to  manage  the  risks  of   the   Fund's
portfolio.  Risk management strategies include, but are
not  limited  to,  facilitating the sale  of  portfolio
securities, managing the effective maturity or duration
of debt obligations in a Fund's portfolio, establishing
a  position  in the derivatives markets as a substitute
for  buying or selling certain securities, or  creating
or  altering exposure to certain asset classes, such as
equity,  debt,  and  foreign securities.   The  use  of
derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Fund to invest than "traditional" securities (i.e., stocks or bonds) would.

     Exchange    or   OTC   Derivatives.     Derivative
instruments  may be exchange-traded or  traded  in  OTC
transactions  between private parties.  Exchange-traded
derivatives   are  standardized  options  and   futures
contracts  traded  in an auction  on  the  floor  of  a
regulated  exchange.  Exchange contracts are  generally
liquid.  The exchange clearinghouse is the counterparty
of  every  contract.  Thus, each holder of an  exchange
contract  bears  the credit risk of  the  clearinghouse
(and  has the benefit of its financial strength) rather
than  that  of  a  particular counterparty.   Over-the-
counter transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

     Risks  and  Special Considerations.   The  use  of
derivative  instruments  involves  risks  and   special
considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

     (1)  Market Risk.  The primary risk of derivatives
is  the  same  as  the  risk of the underlying  assets;
namely, that the value of the underlying asset  may  go
up  or  down.   Adverse movements in the  value  of  an
underlying   asset  can  expose  a  Fund   to   losses.
Derivative instruments may include elements of leverage
and,  accordingly, the fluctuation of the value of  the
derivative  instrument in relation  to  the  underlying
asset   may  be  magnified.   The  successful  use   of
derivative  instruments  depends  upon  a  variety   of
factors, particularly the Adviser's ability to  predict
movements   of   the   securities,   currencies,    and
commodities  markets, which requires  different  skills
than  predicting  changes in the prices  of  individual
securities.   There  can  be  no  assurance  that   any
particular  strategy adopted will succeed.  A  decision
to  engage in a derivative transaction will reflect the
Adviser's judgment that the derivative transaction will
provide value to the Fund and its shareholders  and  is
consistent   with  the  Fund's  objectives,  investment
limitations, and operating policies.  In making such  a
judgment,  the  Adviser will analyze the  benefits  and
risks  of the derivative transaction and weigh them  in
the   context  of  the  Fund's  entire  portfolio   and
investment objective.

     (2)   Credit Risk.  A Fund will be subject to  the
risk  that  a loss may be sustained by the  Fund  as  a
result of the failure of a counterparty to comply  with
the terms of a derivative instrument.  The counterparty
risk  for  exchange-traded  derivative  instruments  is
generally  less  than for privately-negotiated  or  OTC
derivative  instruments,  since  generally  a  clearing
agency,  which  is the issuer or counterparty  to  each
exchange-traded  instrument, provides  a  guarantee  of
performance.    For  privately-negotiated  instruments,
there is no similar clearing agency guarantee.  In  all
transactions,  a  Fund  will bear  the  risk  that  the
counterparty will default, and this could result  in  a
loss   of   the  expected  benefit  of  the  derivative
transaction and possibly other losses to the  Fund.   A
Fund   will   enter  into  transactions  in  derivative
instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

     (3)    Correlation   Risk.   When   a   derivative
transaction   is  used  to  completely  hedge   another
position,  changes in the market value of the  combined
position  (the derivative instrument plus the  position
being  hedged)  result  from an  imperfect  correlation
between  the  price movements of the  two  instruments.
With  a  perfect  hedge,  the  value  of  the  combined
position remains unchanged for any change in the  price
of  the underlying asset.  With an imperfect hedge, the
value  of  the derivative instrument and its hedge  are
not perfectly correlated.  Correlation risk is the risk
that  there might be imperfect correlation, or even  no
correlation,  between price movements of an  instrument
and  price movements of investments being hedged.   For
example,  if the value of a derivative instrument  used
in a short hedge (such as writing a call option, buying
a  put option, or selling a futures contract) increased
by  less  than  the  decline in  value  of  the  hedged
investments,   the   hedge  would  not   be   perfectly
correlated.  Such a lack of correlation might occur due
to  factors  unrelated to the value of the  investments
being hedged, such as speculative or other pressures on
the markets in which these instruments are traded.  The
effectiveness  of hedges using instruments  on  indices
will  depend,  in  part, on the degree  of  correlation
between   price  movements  in  the  index  and   price
movements in the investments being hedged.

     (4)  Liquidity Risk.  Derivatives are also subject
to  liquidity risk.  Liquidity risk is the risk that  a
derivative  instrument cannot be sold, closed  out,  or
replaced  quickly at or very close to  its  fundamental
value.   Generally, exchange contracts are very  liquid
because  the exchange clearinghouse is the counterparty
of  every  contract.  OTC transactions are less  liquid
than  exchange-traded derivatives since they often  can
only  be  closed  out  with  the  other  party  to  the
transaction.   A Fund might be required  by  applicable
regulatory  requirement to maintain assets as  "cover,"
maintain   segregated  accounts,  and/or  make   margin
payments   when   it  takes  positions  in   derivative
instruments  involving  obligations  to  third  parties
(i.e., instruments other than purchased options).  If a
Fund  is  unable  to  close out its positions  in  such
instruments,  it  might  be  required  to  continue  to
maintain  such assets or accounts or make such payments
until the position expired, matured, or is closed  out.
The  requirements might impair a Fund's ability to sell
a  portfolio security or make an investment at  a  time
when  it  would otherwise be favorable  to  do  so,  or
require  that the Fund sell a portfolio security  at  a
disadvantageous  time.  A Fund's  ability  to  sell  or
close  out  a  position  in  an  instrument  prior   to
expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position.
Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

     (5)   Legal Risk.  Legal risk is the risk of  loss
caused  by  the  legal unenforceability  of  a  party's
obligations  under  the  derivative.   While  a   party
seeking   price  certainty  agrees  to  surrender   the
potential  upside in exchange for downside  protection,
the  party  taking the risk is looking for  a  positive
payoff.   Despite this voluntary assumption of risk,  a
counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

     (6)     Systemic   or   "Interconnection"    Risk.
Interconnection risk is the risk that a  disruption  in
the  financial markets will cause difficulties for  all
market  participants.  In other words, a disruption  in
one  market will spill over into other markets, perhaps
creating a chain reaction.  Much of the OTC derivatives
market  takes  place among the OTC dealers  themselves,
thus  creating a large interconnected web of  financial
obligations.    This  interconnectedness   raises   the
possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

     General   Limitations.   The  use  of   derivative
instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures
Trading Commission ("CFTC").

     The  Corporation has filed a notice of eligibility
for   exclusion  from  the  definition  of   the   term
"commodity  pool  operator"  with  the  CFTC  and   the
National Futures Association, which regulate trading in
the  futures markets.  In accordance with Rule  4.5  of
the   regulations  under  the  CEA,   the   notice   of
eligibility for the Funds includes representations that
each  Fund  will  use  futures  contracts  and  related
options  solely  for bona fide hedging purposes  within
the  meaning of CFTC regulations, provided that a  Fund
may  hold  other  positions in  futures  contracts  and
related  options that do not qualify  as  a  bona  fide
hedging  position  if  the  aggregate  initial   margin
deposits  and  premiums  required  to  establish  these
positions,  less the amount by which any  such  futures
contracts  and related options positions  are  "in  the
money," do not exceed 5% of the Fund's net assets.   To
the extent the Fund were to engage in derivative transactions, it will limit such transactions to no more than 5% of its net assets.

     The  SEC  has identified certain trading practices
involving  derivative  instruments  that  involve   the
potential  for leveraging a Fund's assets in  a  manner
that  raises  issues under the 1940 Act.  In  order  to
limit  the  potential for the leveraging  of  a  Fund's
assets,  as  defined under the 1940 Act,  the  SEC  has
stated  that a Fund may use coverage or the segregation
of  a  Fund's  assets.  The Funds will also  set  aside
permissible  liquid  assets in a  segregated  custodial
account   if  required  to  do  so  by  SEC  and   CFTC
regulations.   Assets  used  as  cover  or  held  in  a
segregated account cannot be sold while the derivative position is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     In  some  cases a Fund may be required to maintain
or  limit  exposure  to a specified percentage  of  its
assets  to  a  particular asset class.  In such  cases,
when a Fund uses a derivative instrument to increase or
decrease exposure to an asset class and is required  by
applicable SEC guidelines to set aside liquid assets in
a  segregated  account to secure its obligations  under
the  derivative  instruments, the  Adviser  may,  where
reasonable  in  light  of  the  circumstances,  measure
compliance with the applicable percentage by  reference
to  the nature of the economic exposure created through
the  use  of  the  derivative  instrument  and  not  by
reference  to  the nature of the exposure arising  from
the  assets set aside in the segregated account (unless
another   interpretation  is  specified  by  applicable
regulatory requirements).

     Options.   A  Fund may use options for any  lawful
purpose consistent with the Fund's investment objective
such   as   hedging  or  managing  risk  but  not   for
speculation.   An  option is a contract  in  which  the
"holder"  (the  buyer)  pays  a  certain  amount   (the
"premium")  to the "writer" (the seller) to obtain  the
right,  but not the obligation, to buy from the  writer
(in  a  "call") or sell to the writer (in  a  "put")  a
specific  asset  at an agreed upon price  (the  "strike
price" or "exercise price") at or before a certain time
(the  "expiration date").  The holder pays the  premium
at  inception and has no further financial  obligation.
The  holder  of  an option will benefit from  favorable
movements in the price of the underlying asset  but  is
not  exposed  to  corresponding losses due  to  adverse
movements  in the value of the underlying  asset.   The
writer  of an option will receive fees or premiums  but
is exposed to losses due to changes in the value of the
underlying asset.  A Fund may purchase (buy)  or  write
(sell)  put  and  call  options  on  assets,  such   as
securities,  currencies, commodities,  and  indices  of
debt  and  equity securities ("underlying assets")  and
enter  into closing transactions with respect  to  such
options  to  terminate an existing  position.   Options
used  by the Funds may include

European, American,  and
Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.

     Each Fund may purchase (buy) and write (sell)  put
and  call  options and enter into closing  transactions
with  respect to such options to terminate an  existing
position.   The purchase of call options  serves  as  a
long hedge, and the purchase of put options serves as a
short hedge.  Writing put or call options can enable  a
Fund  to enhance income by reason of the premiums  paid
by the purchaser of such options.  Writing call options
serves as a limited short hedge because declines in the
value  of the hedged investment would be offset to  the
extent  of the premium received for writing the option.
However, if the security appreciates to a price  higher
than  the exercise price of the call option, it can  be
expected that the option will be exercised and the Fund
will be obligated to sell the security at less than its
market  value  or  will be obligated  to  purchase  the
security  at  a price greater than that  at  which  the
security  must  be  sold under the option.   All  or  a
portion  of  any assets used as cover for  OTC  options
written by a Fund would be considered illiquid  to  the
extent   described  under  "Investment   Policies   and
Techniques Illiquid Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option.
However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

     The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

     A  Fund  may  effectively terminate its  right  or
obligation under an option by entering into  a  closing
transaction.   For  example, a Fund may  terminate  its
obligation  under  a  call or put option  that  it  had
written  by purchasing an identical call or put option;
this  is  known  as  a  closing  purchase  transaction.
Conversely, a Fund may terminate a position in a put or
call  option  it had purchased by writing an  identical
put  or  call  option; this is known as a closing  sale
transaction.   Closing transactions permit  a  Fund  to
realize the profit or limit the loss on an option position prior to its exercise or expiration.

     The  Funds  may  purchase or write both  exchange-
traded  and  OTC options.  Exchange-traded options  are
issued  by a clearing organization affiliated with  the
exchange on which the option is listed that, in effect,
guarantees  completion of every exchange-traded  option
transaction.   In contrast, OTC options  are  contracts
between  a  Fund and the other party to the transaction
("counterparty")  (usually a  securities  dealer  or  a
bank)  with no clearing organization guarantee.   Thus,
when a Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option.
Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     A  Fund's  ability  to  establish  and  close  out
positions  in  exchange-listed options depends  on  the
existence  of  a liquid market.  Each Fund  intends  to
purchase  or  write only those exchange-traded  options
for  which  there  appears to  be  a  liquid  secondary
market.  However, there can be no assurance that such a
market  will  exist  at any particular  time.   Closing
transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although each Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Funds, there is no assurance that the Funds will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

     The Funds may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general.

     The  writing and purchasing of options is a highly
specialized    activity   that   involves    investment
techniques  and  risks different from those  associated
with   ordinary   portfolio  securities   transactions.
Imperfect   correlation   between   the   options   and
securities markets may detract from the effectiveness of attempted hedging.

     Spread   Transactions.   A  Fund  may  use  spread
transactions for any lawful purpose consistent with the
Fund's investment objective such as hedging or managing
risk,  but  not for speculation.  A Fund  may  purchase
covered  spread options from securities dealers.   Such
covered  spread  options  are not  presently  exchange-
listed  or exchange-traded.  The purchase of  a  spread
option  gives  a  Fund the right to  put,  or  sell,  a
security that it owns at a fixed dollar spread or fixed
yield  spread in relationship to another security  that
the  Fund  does  not  own,  but  which  is  used  as  a
benchmark.   The  risk to a Fund in purchasing  covered
spread options is the cost of the premium paid for  the
spread  option and any transaction costs.  In addition,
there is no assurance that closing transactions will be
available.  The purchase of spread options will be used
to protect a Fund against adverse changes in prevailing
credit  quality spreads, i.e., the yield spread between
high   quality  and  lower  quality  securities.   Such
protection is only provided during the life of the spread option.

     Futures   Contracts.   A  Fund  may  use   futures
contracts  for any lawful purpose consistent  with  the
Fund's   investment  objective  such  as  hedging   and
managing  risk  but not for speculation.   A  Fund  may
enter  into futures contracts, including interest rate,
index,  and  currency  futures.   Each  Fund  may  also
purchase  put and call options, and write  covered  put
and call options, on futures in which it is allowed  to
invest.   The  purchase  of  futures  or  call  options
thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Funds' hedging may include purchases of futures as an offset against the effect of expected increases in currency exchange rates and securities prices and sales of futures as an offset against the effect of expected declines in currency exchange rates and securities prices.

     To  the extent required by regulatory authorities,
the  Funds  may enter into futures contracts  that  are
traded   on   national  futures   exchanges   and   are
standardized   as  to  maturity  date  and   underlying
financial  instrument.  Futures exchanges  and  trading
are  regulated  under the CEA by  the  CFTC.   Although
techniques  other than sales and purchases  of  futures
contracts could be used to reduce a Fund's exposure  to
market, currency, or interest rate fluctuations, a Fund
may  be able to hedge its exposure more effectively and
perhaps   at   a  lower  cost  through  using   futures
contracts.

     An interest rate futures contract provides for the
future sale by one party and purchase by another  party
of   a   specified  amount  of  a  specific   financial
instrument  (e.g.,  debt security) or  currency  for  a
specified price at a designated date, time, and  place.
An  index futures contract is an agreement pursuant  to
which the parties agree to take or make delivery of  an
amount  of  cash  equal to the difference  between  the
value of the index at the close of the last trading day
of  the  contract  and the price  at  which  the  index
futures  contract was originally written.   Transaction
costs are incurred when a futures contract is bought or
sold and margin deposits must be maintained.  A futures
contract  may be satisfied by delivery or purchase,  as
the  case may be, of the instrument or the currency  or
by  payment  of  the change in the cash  value  of  the
index.  More commonly, futures contracts are closed out
prior  to  delivery  by  entering  into  an  offsetting
transaction  in a matching futures contract.   Although
the  value of an index might be a function of the value
of  certain specified securities, no physical  delivery
of   those  securities  is  made.   If  the  offsetting
purchase price is less than the original sale price,  a
Fund realizes a gain; if it is more, a Fund realizes  a
loss.  Conversely, if the offsetting sale price is more
than  the  original purchase price, a Fund  realizes  a
gain;  if  it  is less, a Fund realizes  a  loss.   The
transaction  costs  must  also  be  included  in  these
calculations.  There can be no assurance, however, that
a  Fund  will  be  able  to enter  into  an  offsetting
transaction  with  respect  to  a  particular   futures
contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

     No  price is paid by a Fund upon entering  into  a
futures  contract.   Instead, at  the  inception  of  a
futures  contract, a Fund is required to deposit  in  a
segregated account with its custodian, in the  name  of
the  futures  broker through whom the  transaction  was
effected,  "initial margin," consisting of  cash,  U.S.
government securities or other liquid, high-grade  debt
obligations,  in an amount generally equal  to  10%  or
less  of  the  contract value.   Margin  must  also  be
deposited  when  writing a call  or  put  option  on  a
futures   contract,  in  accordance   with   applicable
exchange    rules.    Unlike   margin   in   securities
transaction,  initial margin on futures contracts  does
not  represent a borrowing, but rather is in the nature
of  a
performance bond or good-faith deposit  that  is
returned   to  a  Fund  at  the  termination   of   the
transaction  if all contractual obligations  have  been
satisfied.   Under  certain  circumstances,   such   as
periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to
and  from the futures broker daily as the value of  the
futures position varies, a process known as "marking to
market."   Variation margin does not involve borrowing,
but  rather represents a daily settlement of  a  Fund's
obligations to or from a futures broker.  When  a  Fund
purchases an option on a future, the premium paid  plus
transaction costs is all that is at risk.  In contrast,
when  a  Fund purchases or sells a futures contract  or
writes  a call or put option thereon, it is subject  to
daily  variation margin calls that could be substantial
in the event of adverse price movements.  If a Fund has
insufficient  cash  to  meet  daily  variation   margin
requirements,  it might need to sell  securities  at  a
time  when  such sales are disadvantageous.  Purchasers
and sellers of futures positions and options on futures
can  enter  into  offsetting  closing  transactions  by
selling  or  purchasing,  respectively,  an  instrument
identical to the instrument held or written.  Positions
in futures and options on futures may be closed only on
an exchange or board of trade that provides a secondary
market.    The  Funds  intend  to  enter  into  futures
transactions only on exchanges or boards of trade where
there   appears  to  be  a  liquid  secondary   market.
However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.
The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain certain liquid securities in a segregated account.

     Certain  characteristics  of  the  futures  market
might increase the risk that movements in the prices of
futures contracts or options on futures contracts might
not correlate perfectly with movements in the prices of
the   investments  being  hedged.   For  example,   all
participants  in  the futures and  options  on  futures
contracts markets are subject to daily variation margin
calls  and  might be compelled to liquidate futures  or
options on futures contracts positions whose prices are
moving  unfavorably to avoid being subject  to  further
calls.   These  liquidations could increase  the  price
volatility  of the instruments and distort  the  normal
price  relationship between the futures or options  and
the  investments  being hedged.  Also, because  initial
margin deposit requirements in the futures markets  are
less onerous than margin requirements in the securities
markets,  there  might  be increased  participation  by
speculators  in the future markets.  This participation
also  might  cause  temporary  price  distortions.   In
addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

     Foreign  Currencies.  The Funds may  purchase  and
sell  foreign  currency on a spot basis,  and  may  use
currency-related   derivatives  instruments   such   as
options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into).
The Funds may use these instruments for hedging or any other lawful purpose consistent with their respective investment objectives, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Funds' use of currency-related derivative instruments will be directly related to a Fund's current or anticipated portfolio securities, and the Funds may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on their portfolio investments. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase.

Conversely, a decline in the exchange rate of the currency would adversely effect the value of the portfolio investment expressed in U.S. dollars.

     For  example,  a  Fund might use  currency-related
derivative instruments to "lock in" a U.S. dollar price
for  a portfolio investment, thereby enabling the  Fund
to  protect  itself against a possible  loss  resulting
from an adverse change in the relationship between  the
U.S. dollar and the subject foreign currency during the
period  between the date the security is  purchased  or
sold and the date on which payment is made or received.
A  Fund  also  might  use  currency-related  derivative
instruments when the Adviser believes that one currency
may  experience a substantial movement against  another
currency,  including the U.S. dollar, and  it  may  use
currency-related derivative instruments to sell or  buy
the    amount   of   the   former   foreign   currency,
approximating  the value of some or all of  the  Fund's
portfolio   securities  denominated  in  such   foreign
currency.  Alternatively, where appropriate, a Fund may
use  currency-related derivative instruments  to  hedge
all  or  part of its foreign currency exposure  through
the  use  of a basket of currencies or a proxy currency
where  such currency or currencies act as an  effective
proxy  for  other currencies.  The use of  this  basket
hedging  technique may be more efficient and economical
than   using   separate   currency-related   derivative
instruments  for  each currency exposure  held  by  the
Fund.     Furthermore,   currency-related    derivative
instruments may be used for short hedges -- for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

     In  addition,  a  Fund may use a  currency-related
derivative  instrument  to shift  exposure  to  foreign
currency  fluctuations  from  one  foreign  country  to
another foreign country where the Adviser believes that
the foreign currency exposure purchased will appreciate
relative to the U.S. dollar and thus better protect the
Fund  against  the  expected  decline  in  the  foreign
currency  exposure sold.  For example, if a  Fund  owns
securities  denominated in a foreign currency  and  the
Adviser  believes that currency will decline, it  might
enter  into  a forward contract to sell an  appropriate
amount  of the first foreign currency, with payment  to
be  made  in a second foreign currency that the Adviser
believes  would  better protect the  Fund  against  the
decline in the first security than would a U.S.  dollar
exposure.   Hedging transactions that use  two  foreign
currencies are sometimes referred to as "cross hedges."
The   effective  use  of  currency-related   derivative
instruments  by  a Fund in a cross hedge  is  dependent
upon  a correlation between price movements of the  two
currency   instruments  and  the  underlying   security
involved,  and the use of two currencies magnifies  the
risk that movements in the price of one instrument  may
not  correlate  or may correlate unfavorably  with  the
foreign   currency  being  hedged.   Such  a  lack   of
correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

     A Fund also might seek to hedge against changes in
the  value  of  a particular currency when  no  hedging
instruments  on  that currency are  available  or  such
hedging  instruments  are more expensive  than  certain
other hedging instruments.  In such cases, the Fund may
hedge  against  price  movements in  that  currency  by
entering   into   transactions  using  currency-related
derivative instruments on another foreign currency or a
basket  of currencies, the values of which the  Adviser
believes   will   have  a  high  degree   of   positive
correlation to the value of the currency being  hedged.
The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The use of currency-related derivative instruments
by  a  Fund involves a number of risks.  The  value  of
currency-related derivative instruments depends on  the
value  of the underlying currency relative to the  U.S.
dollar.     Because   foreign   currency   transactions
occurring   in  the  interbank  market  might   involve
substantially larger amounts than those involved in the
use  of  such derivative instruments, a Fund  could  be
disadvantaged by having to deal in the odd  lot  market
(generally consisting of transactions of less  than  $1
million) for the underlying foreign currencies at prices that are less favorable than for round lots
(generally consisting of transactions of greater than $1 million).

     There  is  no  systematic reporting of  last  sale
information   for   currencies   or   any    regulatory
requirement  that quotations available through  dealers
or  other market sources be firm or revised on a timely
basis.     Quotation    information    generally     is
representative  of  very  large  transactions  in   the
interbank  market  and thus might not  reflect  odd-lot
transactions where rates might be less favorable.   The
interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

     Settlement  of  transactions  in  currency-related
derivative instruments might be required to take  place
within  the  country  issuing the underlying  currency.
Thus,  a  Fund  might be required  to  accept  or  make
delivery   of   the  underlying  foreign  currency   in
accordance   with  any  U.S.  or  foreign   regulations
regarding   the   maintenance   of   foreign    banking
arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     When a Fund engages in a transaction in a currency-
related  derivative  instrument,  it  relies   on   the
counterparty to make or take delivery of the underlying
currency  at the maturity of the contract or  otherwise
complete  the contract.  In other words, the Fund  will
be subject to the risk that it may sustain a loss as  a
result  of  the failure of the counterparty  to  comply
with  the  terms of the transaction.  The  counterparty
risk  for exchange-traded instruments is generally less
than   for   privately-negotiated   or   OTC   currency
instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund.
The Funds will enter into transactions in currency-related derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

     Purchasers   and   sellers   of   currency-related
derivative   instruments  may  enter  into   offsetting
closing   transactions   by  selling   or   purchasing,
respectively, an instrument identical to the instrument
purchased or sold.  Secondary markets generally do  not
exist  for forward currency contracts, with the  result
that  closing transactions generally can  be  made  for
forward currency contracts only by negotiating directly
with the counterparty.  Thus, there can be no assurance
that  a  Fund  will, in fact, be able to  close  out  a
forward  currency  contract  (or  any  other  currency-
related  derivative instrument) at  a  time  and  price
favorable  to the Fund.  In addition, in the  event  of
insolvency of the counterparty, a Fund might be  unable
to  close  out a forward currency contract at any  time
prior  to  maturity.  In the case of an exchange-traded
instrument,  a Fund will be able to close the  position
out only on an exchange which provides a market for the
instruments.   The ability to establish and  close  out
positions  on an exchange is subject to the maintenance
of  a liquid market, and there can be no assurance that
a  liquid market will exist for any instrument  at  any
specific  time.   In the case of a privately-negotiated
instrument, a Fund will be able to realize the value of
the   instrument  only  by  entering  into  a   closing
transaction  with the issuer or finding a  third  party
buyer  for the instrument.  While the Funds will  enter
into   privately-negotiated  transactions   only   with
entities who are expected to be capable of entering into a closing transaction, there can be no assurance that the Funds will, in fact, be able to enter into such closing transactions.

     The    precise    matching   of   currency-related
derivative  instrument amounts and  the  value  of  the
portfolio  securities involved generally  will  not  be
possible because the value of such securities, measured
in the foreign currency, will change after the currency-
related   derivative  instrument  position   has   been
established.   Thus, a Fund might need to  purchase  or
sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Permissible foreign currency options will  include
options  traded primarily in the OTC market.   Although
options on foreign currencies are traded primarily in the OTC market, the Funds will normally purchase or sell OTC options on foreign currency only when the Adviser reasonably believes a liquid secondary market will exist for a particular option at any specific time.

     There  will be a cost to the Funds of engaging  in
transactions in currency-related derivative instruments
that  will  vary with factors such as the  contract  or
currency  involved, the length of the  contract  period
and  the  market  conditions then prevailing.   A  Fund
using  these  instruments may have  to  pay  a  fee  or
commission  or,  in  cases where  the  instruments  are
entered  into  on  a principal basis, foreign  exchange
dealers  or other counterparties will realize a  profit
based  on the difference ("spread") between the  prices
at   which   they   are  buying  and  selling   various
currencies. Thus, for example, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     When  required  by the SEC guidelines,  the  Funds
will  set aside permissible liquid assets in segregated
accounts  or otherwise cover their respective potential
obligations    under    currency-related    derivatives
instruments. To the extent a Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of a Fund's assets are so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     The  Adviser's decision to engage in a transaction
in  a particular currency-related derivative instrument
will   reflect   the   Adviser's  judgment   that   the
transaction  will  provide value to the  Fund  and  its
shareholders   and  is  consistent  with   the   Fund's
objectives  and policies.  In making such  a  judgment,
the  Adviser will analyze the benefits and risks of the
transaction and weigh them in the context of the Fund's
entire portfolio and objectives.  The effectiveness  of
any   transaction  in  a  currency-related   derivative
instrument  is  dependent  on  a  variety  of  factors,
including   the   Adviser's  skill  in  analyzing   and
predicting  currency  values  and  upon  a  correlation
between price movements of the currency instrument  and
the  underlying  security.  There  might  be  imperfect
correlation,  or  even  no correlation,  between  price
movements  of  an  instrument and  price  movements  of
investments  being hedged.  Such a lack of  correlation
might  occur due to factors unrelated to the  value  of
the  investments being hedged, such as  speculative  or
other   pressures  on  the  markets  in   which   these
instruments are traded.  In addition, a Fund's  use  of
currency-related  derivative  instruments   is   always
subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

     The  Funds' dealing in currency-related derivative
instruments   will   generally  be   limited   to   the
transactions  described  above.   However,  the   Funds
reserve  the  right to use currency-related derivatives
instruments for different purposes and under  different
circumstances.  Of course, the Funds are  not  required
to  use  currency-related derivatives  instruments  and
will  not  do  so  unless  deemed  appropriate  by  the
Adviser.  It should also be realized that use of  these
instruments  does  not eliminate, or  protect  against,
price  movements  in  the Funds'  securities  that  are
attributable  to  other  (i.e.,  non-currency  related)
causes.   Moreover,  while the use of  currency-related
derivatives instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

     Swap   Agreements.   The  Funds  may  enter   into
interest rate, securities index, commodity, or security
and  currency  exchange rate swap  agreements  for  any
lawful  purpose consistent with each Fund's  investment
objective,  such  as for the purpose of  attempting  to
obtain  or  preserve  a particular  desired  return  or
spread at a lower cost to the Fund than if the Fund had
invested  directly in an instrument that  yielded  that
desired  return  or spread.  The Funds may  also  enter
into  swaps in order to protect against an increase  in
the  price of, or the currency exchange rate applicable
to,  securities  that the particular  Fund  anticipates
purchasing at a later date.  Swap agreements  are  two-
party contracts entered into primarily by institutional
investors  for  periods ranging from  a  few  weeks  to
several  years.  In a standard "swap" transaction,  two
parties agree to exchange the returns (or differentials
in  rates  of return) earned or realized on  particular
predetermined  investments or instruments.   The  gross
returns  to  be  exchanged  or  "swapped"  between  the
parties  are  calculated with respect  to  a  "notional
amount," i.e., the return on or increase in value of  a
particular  dollar  amount  invested  at  a  particular
interest rate, in a particular foreign currency, or  in
a  "basket"  of  securities representing  a  particular
index.  Swap agreements may include interest rate caps,
under  which, in return for a premium, one party agrees
to  make  payments  to the other  to  the  extent  that
interest  rates  exceed  a specified  rate,  or  "cap;"
interest  rate  floors, under which, in  return  for  a
premium, one party agrees to make payments to the other
to  the  extent  that  interest  rates  fall  below   a
specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     The "notional amount" of the swap agreement is the
agreed upon basis for calculating the obligations  that
the  parties  to  a  swap  agreement  have  agreed   to
exchange.  Under most swap agreements entered into by a
Fund, the obligations of the parties would be exchanged
on  a  "net  basis."  Consequently, a Fund's obligation
(or  rights)  under a swap agreement will generally  be
equal  only  to the net amount to be paid  or  received
under the agreement based on the relative values of the
positions held by each party to the agreement (the "net
amount").   A Fund's obligation under a swap  agreement
will  be accrued daily (offset against amounts owed  to
the  Fund) and any accrued but unpaid net
amounts  owed
to   a  swap  counterparty  will  be  covered  by   the
maintenance   of   a   segregated   account   generally
consisting of liquid assets.

     Whether  a Fund's use of swap agreements  will  be
successful in furthering its investment objective  will
depend,  in  part, on the Adviser's ability to  predict
correctly  whether  certain types  of  investments  are
likely   to   produce   greater  returns   than   other
investments.  Swap agreements may be considered  to  be
illiquid.  Moreover, a Fund bears the risk of  loss  of
the  amount  expected  to  be  received  under  a  swap
agreement in the event of the default or bankruptcy  of
a  swap  agreement counterparty.  Certain  restrictions
imposed  on the Funds by the Internal Revenue Code  may
limit  the Funds' ability to use swap agreements.   The
swaps market is largely unregulated.

     The  Funds  will enter swap agreements  only  with
counterparties that the Adviser reasonably believes are
capable  of  performing under the swap agreements.   If
there  is  a  default  by the other  party  to  such  a
transaction,  a  Fund  will  have  to   rely   on   its
contractual   remedies  (which  may   be   limited   by
bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     Additional  Derivative Instruments and Strategies.
In   addition   to   the  derivative  instruments   and
strategies  described  above, the  Adviser  expects  to
discover  additional derivative instruments  and  other
hedging or risk management techniques.  The Adviser may
utilize these new derivative instruments and techniques
to  the  extent that they are consistent with a  Fund's
investment  objective  and  permitted  by  the   Fund's
investment   limitations,   operating   policies,   and
applicable regulatory authorities.

Depositary Receipts

     Each  Fund  may  invest in foreign  securities  by
purchasing  depositary  receipts,  including   American
Depositary  Receipts  ("ADRs") and European  Depositary
Receipts ("EDRs") or other securities convertible  into
securities  or  issuers  based  in  foreign  countries.
These securities may not necessarily be denominated  in
the same currency as the securities into which they may
be converted.  Generally, ADRs, in registered form, are
denominated in U.S. dollars and are designed for use in
the  U.S.  securities markets, while  EDRs,  in  bearer
form,  may be denominated in other currencies  and  are
designed for use in European securities markets.   ADRs
are  receipts typically issued by a U.S. Bank or  trust
company   evidencing  ownership   of   the   underlying
securities.   EDRs are European receipts  evidencing  a
similar   arrangement.   For  purposes  of   a   Fund's
investment policies, ADRs and EDRs are deemed  to  have
the  same  classification as the underlying  securities
they  represent.   Thus,  an ADR  or  EDR  representing
ownership of common stock will be treated as common stock.

     ADR   facilities  may  be  established  as  either
"unsponsored" or "sponsored."  While ADRs issued  under
these  two  types  of facilities are in  some  respects
similar,  there are distinctions between them  relating
to  the  rights and obligations of ADR holders and  the
practices of market participants.  For example, a  non-
sponsored   depositary  may  not   provide   the   same
shareholder information that a sponsored depositary  is
required  to provide under its contractual arrangements
with   the   issuer,   including   reliable   financial
statements.    Under  the  terms  of   most   sponsored
arrangements, depositories agree to distribute  notices
of shareholder meetings and voting instructions, and to
provide    shareholder   communications    and    other
information to the ADR holders at the request of the issuer of the deposited securities.

Foreign Investment Companies

     The  Funds  may  invest, to a limited  extent,  in
foreign investment companies.  Some of the countries in
which the Funds invest may not permit direct investment
by  outside  investors.  Investments in such  countries
may  only  be  permitted  through  foreign  government-
approved or -authorized investment vehicles, which  may
include  other investment companies.  In  addition,  it
may be less expensive and more expedient for a Fund  to
invest  in  a foreign investment company in  a  country
which  permits  direct  foreign investment.   Investing
through  such vehicles may involve frequent or  layered
fees  or expenses and may also be subject to limitation
under  the  1940 Act.  Under the 1940 Act, a  Fund  may
invest up to 10% of its total assets in shares of other
investment  companies and up to 5% of its total  assets
in any one investment company as long as the investment
does not represent more than 3% of the voting stock  of
the  acquired  investment company.  The  Funds  do  not
intend  to invest in such investment companies  unless,
in  the judgment of the Adviser, the potential benefits
of   such  investments  justify  the  payment  of   any
associated fees and expenses.

High-Yield (High-Risk) Securities

     In  General.   The Balanced Fund  will  invest  in
fixed  income securities rated at the time of  purchase
as at lease investment grade by at least one nationally
recognized  statistical rating organization ("NRSROs"),
such  as S&P or Moody's.  If a security's rating  falls
below the ratings criteria set forth in the Prospectus,
the  Adviser will determine what action, if any, should
be  taken to ensure compliance with the Balanced Fund's
investment  objective and to ensure that  the  Balanced
Fund  will at no time have 5% or more of its net assets
invested in non-investment grade debt securities.  Non-
investment   grade  debt  obligations   ("lower-quality
securities") include (1) bonds rated as  low  as  C  by
S&P,  Moody's  and comparable ratings of other  NRSROs;
(2)  commercial paper rated as low as  C  by  S&P,  Not
Prime  by  Moody's  and  comparable  ratings  of  other
NRSROs;  and (3) unrated debt obligations of comparable
quality.   Lower-quality  securities,  while  generally
offering higher yields than investment grade securities
with   similar   maturities,  involve  greater   risks,
including  the  possibility of default  or  bankruptcy.
They  are  regarded as predominantly  speculative  with
respect  to  the issuer's capacity to pay interest  and
repay  principal.   The special risk considerations  in
connection  with  investments in these  securities  are
discussed   below.   Refer  to  the  Appendix   for   a
description of the securities ratings.

     Effect  of  Interest Rates and  Economic  Changes.
The   lower-quality  and  comparable  unrated  security
market  is relatively new and its growth has paralleled
a  long  economic expansion.  As a result,  it  is  not
clear   how  this  market  may  withstand  a  prolonged
recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

     All    interest-bearing    securities    typically
experience appreciation when interest rates decline and
depreciation  when  interest rates  rise.   The  market
value   of   lower-quality   and   comparable   unrated
securities   tend   to  reflect  individual   corporate
developments  to a greater extent than do higher  rated
securities.   As a result, they generally involve  more
credit   risks  than  securities  in  the  higher-rated
categories.  During an economic downturn or a sustained
period  of  rising  interest  rates,  highly  leveraged
issuers   of   lower-quality  and  comparable   unrated
securities may experience financial stress and may  not
have   sufficient  revenues  to  meet   their   payment
obligations.  The issuer's ability to service its  debt
obligations may also be adversely affected by  specific
corporate developments, the issuer's inability to  meet
specific   projected   business   forecasts   or    the
unavailability of additional financing.   The  risk  of
loss due to default by an issuer of these securities is
significantly  greater  than  issuers  of  higher-rated
securities   because  such  securities  are   generally
unsecured   and   are  often  subordinated   to   other
creditors.   Further, if the issuer of a  lower-quality
or  comparable unrated security defaulted, the Balanced
Fund  might incur additional expenses to seek recovery.
Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Balanced
Fund's net asset value.

     As previously stated, the value of a lower-quality
or  comparable  unrated security  will  decrease  in  a
rising  interest rate market and accordingly,  so  will
the  Balanced Fund's net asset value.  If the  Balanced
Fund  experiences unexpected net redemptions in such  a
market, it may be forced to liquidate a portion of  its
portfolio securities without regard to their investment
merits.   Due to the limited liquidity of lower-quality
and  comparable  unrated securities (discussed  below),
the  Balanced  Fund  may be forced to  liquidate  these
securities  as  a  substantial  discount.    Any   such
liquidation would force the Balanced Fund to sell the more liquid portion of its portfolio.

     Payment    Expectations.     Lower-quality     and
comparable   unrated   securities   typically   contain
redemption, call or prepayment provisions which  permit
the   issuer   of   such  securities  containing   such
provisions   to,   at   its  discretion,   redeem   the
securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Balanced Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Balanced
Fund.

     Credit  Ratings.  Credit ratings issued by  credit
rating agencies are designed to evaluate the safety  of
principal  and  interest payments of rated  securities.
They do not, however, evaluate the market value risk of
lower-quality securities and, therefore, may not  fully
reflect  the true risks of an investment.  In addition,
credit  rating  agencies may or  may  not  make  timely
changes  in a rating to reflect changes in the  economy
or  in  the  condition of the issuer  that  affect  the
market  value  of  the security.  Consequently,  credit
ratings  are  used only as a preliminary  indicator  of
investment  quality.  Investments in lower-quality  and
comparable  unrated obligations will be more  dependent
on the Adviser's
credit analysis than would be the case
with  investments in investment-grade debt obligations.
The   Adviser  employs  its  own  credit  research  and
analysis,  which  includes a study  of  existing  debt,
capital structure, ability to service debt and  to  pay
dividends,   the  issuer's  sensitivity   to   economic
conditions, its operating history and the current trend
of  earnings.   The  Adviser continually  monitors  the
investments  in  the  Balanced  Fund's  portfolio   and
carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

     Liquidity  and Valuation.  The Balanced  Fund  may
have difficulty disposing of certain lower-quality  and
comparable unrated securities because there  may  be  a
thin  trading market for such securities.  Because  not
all  dealers maintain markets in all lower-quality  and
comparable  unrated securities, there is no established
retail  secondary market for many of these  securities.
The  Balanced  Fund  anticipates that  such  securities
could  be  sold only to a limited number of dealers  or
institutional  investors.  To the  extent  a  secondary
trading  market  does  exist, it is  generally  not  as
liquid   as   the  secondary  market  for  higher-rated
securities.  The lack of a liquid secondary market  may
have  an  adverse  impact on the market  price  of  the
security.  As a result, the Balanced Fund's asset value
and  ability to dispose of particular securities,  when
necessary  to meet the Balanced Fund's liquidity  needs
or  in  response to a specific economic event,  may  be
impacted.   The lack of a liquid secondary  market  for
certain securities may also make it more difficult  for
the  Balanced Fund to obtain accurate market quotations
for  purposes of valuing the Balanced Fund's portfolio.
Market quotations are generally available on many lower-
quality  and  comparable unrated  issues  only  from  a
limited  number  of  dealers and  may  not  necessarily
represent  firm  bids  of such dealers  or  prices  for
actual  sales.   During periods of  thin  trading,  the
spread  between  bid  and asked  prices  is  likely  to
increase significantly.  In addition, adverse publicity
and  investor  perceptions, whether  or  not  based  on
fundamental  analysis,  may  decrease  the  values  and
liquidity  of  lower-quality  and  comparable   unrated
securities, especially in a thinly traded market.

     Legislation.   Legislation may  be  adopted,  from
time to time, designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

Warrants

     Each  Fund may invest in warrants, valued  at  the
lower  of cost or market value, if, after giving effect
thereto,  not  more than 5% of its net assets  will  be
invested  in  warrants other than warrants acquired  in
units  or  attached to other securities.  Warrants  are
options  to  purchase equity securities at  a  specific
price  for  a  specific period of time.   They  do  not
represent  ownership  of the securities  but  only  the
right  to  buy them.  Investing in warrants  is  purely
speculative in that they have no voting rights, pay  no
dividends and have no rights with respect to the assets
of  the  corporation issuing them.   In  addition,  the
value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales Against the Box

     Each  Fund  may sell securities short against  the
box  to hedge unrealized gains on portfolio securities.
Selling  securities  short  against  the  box  involves
selling a security that a Fund owns or has the right to
acquire,  for  delivery  at a  specified  date  in  the
future.   If a Fund sells securities short against  the
box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

                DIRECTORS AND OFFICERS

     The  directors  and officers of  the  Corporation,
together   with  information  as  to  their   principal
business occupations during the last five years, and other information, are shown below. Each director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk.

     *J. Kevin Callaghan, a Director and Co-Chairman of the Corporation.

     Mr. Callaghan, 40 years old, received a Bachelor of Arts degree in economics and finance from the University of Puget Sound in 1981. Mr. Callaghan has been with the Adviser since 1983 and is currently a portfolio manager with the Adviser.

     *Steven C. Phelps, a Director and Co-Chairman of the Corporation.

     Mr.  Phelps,  37  years old, graduated  magna  cum
laude  from Williams College in 1983 with a  degree  in
political   economy   and  was  awarded   a   Fulbright
Scholarship  at  the University of Frankfurt,  Germany.
Mr. Phelps joined the Adviser in 1986 after working for two years with PACCAR, Inc. as an analyst in the treasury department of the finance subsidiary and as an independent researcher in the field of transportation economics. Mr. Phelps is a Chartered Financial Analyst and a Chartered Investment Counselor.

     Frank S. Bayley, a Director of the Corporation.

     Mr. Bayley, 58 years old, earned a Bachelor of Arts degree and a law degree from Harvard University.
Mr. Bayley has been a partner with the law firm of Baker & McKenzie since 1986. Mr. Bayley serves as director and co-chairman of C. D. Stimson Company, a private investment company. In addition, Mr. Bayley has been a Trustee of AIM Global Mutual Funds (formerly
GT Global Mutual Funds) since 1985.

     Madelyn B. Smith, a Director of the Corporation.

     Ms. Smith, 67 years old, received a Bachelor of Arts degree from the University of Puget Sound in 1970.
Prior to retiring, Ms. Smith worked as an analyst and portfolio manager with the Frank Russell Company from 1971 to 1997.

     Otis  P.  Heald  III  (Tres),  President  of   the
Corporation.

     Mr.  Heald,  33  years old, earned a  Bachelor  of
Science  degree  in finance and real  estate  from  San
Francisco  State University in 1989 and a  Master's  of
Business  Administration in finance from the University
of  Southern California in 1995.  Prior to joining  the
Adviser as a portfolio manager in 1996, Mr. Heald was a
portfolio  manager  and  securities  analyst  at  Wells
Fargo/First Interstate Capital Management.   Mr.  Heald
worked as a credit analyst and commercial lender for four years before entering the investment management industry.

     Lisa  P.  Guzman, Treasurer and Secretary  of  the
Corporation.

     Ms.  Guzman,  43 years old, graduated with  honors
from  the  University  of Washington  in  1977  with  a
Bachelor  of  Arts  degree and from the  University  of
Puget  Sound  in  1983  with  a  Master's  of  Business
Administration.  Prior to joining the Adviser in  1990,
Ms.  Guzman  worked for 12 years at PACCAR,  Inc.,  the
last   four  years  as  cash  manager  of  its  finance
subsidiary.

     The  address  for  Messrs. Callaghan,  Phelps  and
Heald and Ms. Guzman is Badgley, Phelps and Bell, Inc.,
1420  Fifth  Avenue,  Suite 4400, Seattle,  Washington,
98101.  The address for Mr. Bayley is Baker & McKenzie,
Two  Embarcadero  Center, 24th  Floor,  San  Francisco,
California  94111.   The address for  Ms.  Smith  is  9
Forest Glen Drive SW, Tacoma, Washington 98498.

     As  of June 9, 1998, officers and directors of the
Corporation beneficially owned 10,000 shares of  common
stock  or  100%  of the Growth Fund's then  outstanding
shares and 100% of the Balanced Fund's then outstanding
shares.  Directors and officers of the Corporation  who
are    also   officers,   directors,   employees,    or
shareholders  of  the  Adviser  do  not   receive   any
remuneration from any of the Funds for serving as directors or officers.

     The following table provides information relating to annual compensation to be paid to directors of the Corporation for their services as such (1):

     Name            Cash                Other              Total
                 Compensation(2)      Compensation

J. Kevin Callaghan  $    0                 $0              $    0

Steven C. Phelps    $    0                 $0              $    0

Frank S. Bayley     $1,000                 $0              $1,000

Madelyn B. Smith    $1,000                 $0              $1,000
Smith

All directors       $2,000                 $0              $2,000
as a group
(4 persons)

____________________

(1) The amounts indicated are estimates of amounts to be paid by the Corporation.

(2) Each director who is not deemed an "interested person" as defined in the 1940 Act, will receive $250 for each Board of Directors meeting attended by such person and reasonable expenses incurred in connection therewith. The Board anticipates holding four meetings during fiscal 1999. Thus, each disinterested director is entitled to up to $1,000 during such time period from the Corporation, plus reasonable expenses.

                PRINCIPAL SHAREHOLDERS

     As of June 9, 1998, the following person owned of record or is known by the Corporation to own of record or beneficially 5% or more of the outstanding shares of each Fund:

Name and Address        Fund        No. Shares  Percentage

J. Kevin Callaghan    Growth Fund      2,500        50%
                      Balanced Fund    2,500        50%

 Steven C. Phelps      Growth Fund      2,500       50%
                       Balanced Fund    2,500       50%

     Based  on  the  foregoing, as  of  June  9,  1998,
Messrs.  Callaghan and Phelps each owned a  controlling
interest  in  the  Corporation.   Shareholders  with  a
controlling interest could effect the outcome of  proxy
voting   or   the  direction  of  management   of   the
Corporation.

                  INVESTMENT ADVISER

     Badgley, Phelps and Bell, Inc. (the "Adviser") is the investment adviser to the Funds. The Adviser is controlled by several of its officers and directors.

     The  investment  advisory  agreement  between  the
Corporation and the Adviser dated as of June  23,  1998
(the  "Advisory Agreement") has an initial term of  two
years   and  thereafter  is  required  to  be  approved
annually  by  the Board of Directors of the Corporation
or  by  vote  of  a  majority of  each  of  the  Fund's
outstanding voting securities (as defined in  the  1940
Act).  Each annual renewal must also be approved by the
vote  of a majority of the Corporation's directors  who
are not parties to the Advisory Agreement or interested
persons  of any such party, cast in person at a meeting
called for the purpose of voting on such approval.  The
Advisory  Agreement  was  approved  by  the  Board   of
Directors,  including a majority of  the  disinterested
directors   on  June  23,  1998  and  by  the   initial
shareholders  of  each  Fund on  June  23,  1998.   The
Advisory Agreement is terminable without penalty, on 60 days' written notice by the Board of Directors of the Corporation, by vote of a majority of each of the Fund's outstanding voting securities or by the Adviser, and will terminate automatically in the event of its assignment.

     Under  the  terms of the Advisory  Agreement,  the
Adviser  manages  the Funds' investments  and  business
affairs,   subject   to   the   supervision   of    the
Corporation's Board of Directors.  At its expense,  the
Adviser provides office space and all necessary  office
facilities,  equipment and personnel for  managing  the
investments  of  the  Funds.  As compensation  for  its
services,  the Growth Fund pays the Adviser  an  annual
management  fee  of  1.00% of  its  average  daily  net
assets,  and  the  Balanced Fund pays  the  Adviser  an
annual management fee of 0.90% of its average daily net
assets.   The  advisory fee is accrued daily  and  paid
monthly. The organizational expenses of each Fund were advanced by the Adviser and will be reimbursed by the Funds over a period of not more than 60 months.

     The  Adviser  has agreed that for the fiscal  year
ending  May  31,  1999,  the  Adviser  will  waive  its
management  fee  and/or reimburse the Fund's  operating
expenses to the extent necessary to ensure that (i) the
total  operating expenses (on an annual basis) for  the
Growth  Fund do not exceed 1.50% of average  daily  net
assets,  and (ii) the total operating expenses  (on  an
annual basis) for the Balanced Fund do not exceed 1.30%
of  the average daily net assets.  After such date, the
Adviser may from time to time voluntarily waive all  or
a  portion  of its fee and/or absorb expenses  for  the
Funds.   Any  waiver of fees or absorption of  expenses
will  be  made on a monthly basis and, with respect  to
the  latter, will be paid to the Funds by reduction  of
the  Adviser's  fee.   Any  such  waiver/absorption  is
subject to later adjustment during the term of the Advisory Agreement to allow Adviser to recoup amounts waived/absorbed, provided, however, that, the Adviser shall only be entitled to recoup such amounts for a maximum period of three years from the date such amount was waived or reimbursed.

            FUND TRANSACTIONS AND BROKERAGE

     Under the Advisory Agreement, the Adviser, in  its
capacity  as  portfolio  manager,  is  responsible  for
decisions to buy and sell securities for the Funds  and
for  the  placement of the Funds' securities  business,
the  negotiation of the commissions to be paid on  such
transactions and the allocation of portfolio  brokerage
business.   The  Adviser  seeks  to  obtain  the   best
execution  at  the best security price  available  with
respect  to  each transaction.  The best price  to  the
Funds  means the best net price without regard  to  the
mix  between purchase or sale price and commission,  if
any.   While  the Adviser seeks reasonably  competitive
commission rates, the Funds do not necessarily pay the lowest available commission. Brokerage will not be allocated based on the sale of a Fund's shares.

     Section  28(e) of the Securities Exchange  Act  of
1934,   as  amended,  ("Section  28(e)"),  permits   an
investment  adviser,  under certain  circumstances,  to
cause an account to pay a broker or dealer who supplies
brokerage  and  research  services  a  commission   for
effecting  a  transaction in excess of  the  amount  of
commission another broker or dealer would have  charged
for  effecting the transaction.  Brokerage and research
services include (a) furnishing advice as to the  value
of   securities,   the   advisability   of   investing,
purchasing  or selling securities and the  availability
of  securities or purchasers or sellers of  securities;
(b) furnishing analyses and reports concerning issuers,
industries,  securities, economic factors  and  trends,
portfolio strategy and the performance of accounts; and
(c)  effecting  securities transactions and  performing
functions   incidental  thereto  (such  as   clearance,
settlement, and custody).

     In  selecting  brokers  or  dealers,  the  Adviser
considers  investment and market information and  other
research,  such as economic, securities and performance
measurement  research  provided  by  such  brokers   or
dealers  and  the quality and reliability of  brokerage
services,  including execution capability,  performance
and   financial   responsibility.    Accordingly,   the
commissions charged by any such broker or dealer may be
greater  than the amount another firm might  charge  if
the Adviser determines in good faith that the amount of
such commissions is reasonable in relation to the value
of  the  research  information and  brokerage  services
provided  by such broker or dealer to the  Funds.   The
Adviser believes that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. Such higher commissions will not be paid by the Funds unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts, including the Funds, as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of
Section 28(e) and other applicable state and federal laws; and (c) in the opinion of the Adviser, the total commissions paid by the Funds will be reasonable in relation to the benefits to the Funds over the long term.

     The  Adviser  places  portfolio  transactions  for
other   advisory  accounts  managed  by  the   Adviser.
Research services furnished by firms through which the Funds effect their securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Funds. The

Adviser believes it  is
not  possible  to measure separately the benefits  from
research  services  to each of the accounts  (including
the  Funds)  managed  by it.  Because  the  volume  and
nature  of  the trading activities of the accounts  are
not  uniform,  the amount of commissions in  excess  of
those  charged by another broker paid by  each  account
for   brokerage  and  research  services   will   vary.
However, the Adviser believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account.
In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between a Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

     Each Fund anticipates that its annual portfolio turnover rate will not exceed 50%, and is expected to be between 20% and 30%. The annual portfolio turnover rate indicates changes in a Fund's securities holdings;
for instance, a rate of 100% would result if all the securities in a portfolio (excluding securities whose maturities at acquisition were one year or less) at the beginning of an annual period had been replaced by the end of the period. The turnover rate may vary from year to year, as well as within a year, and may be affected by portfolio sales necessary to meet cash requirements for redemptions of a Fund's shares.

                       CUSTODIAN

     As  custodian of the Funds' assets, Firstar  Trust
Company ("Firstar"), Mutual Fund Services, Third Floor,
615  East Michigan Street, Milwaukee, Wisconsin  53202,
has  custody of all securities and cash of  each  Fund,
delivers  and receives payment for portfolio securities
sold,   receives  and  pays  for  portfolio  securities
purchased,   collects  income  from   investments   and
performs other duties, all as directed by the officers of the Corporation.

     TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

     Firstar  also acts as transfer agent and dividend-
disbursing agent for the Funds.  Firstar is compensated
based on an annual fee per open account of $14 (subject
to  a minimum annual fee of $16,250 per Fund) plus out-
of-pocket  expenses,  such  as  postage  and   printing
expenses in connection with shareholder communications.
Firstar also receives an annual fee per closed account of $14.

     From  time to time, the Corporation, on behalf  of
the  Funds, directly or indirectly through arrangements
with the Adviser, the Distributor (as defined below) or
Firstar, may pay amounts to third parties that  provide
transfer  agent  type services and other administrative
services   relating  to  the  Funds  to   persons   who
beneficially  have  interests  in  a  Fund,   such   as
participants  in  401(k)  plans.   These  services  may
include,  among other things, sub-accounting  services,
transfer  agent  type  activities, answering  inquiries
relating  to  the Funds, transmitting proxy statements,
annual    reports,    updated    prospectuses,    other
communications regarding the Funds and related services as Funds or beneficial owners may reasonably request.
In such cases, the Funds will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Funds are currently paying Firstar for providing these services to the Funds' shareholders
(i.e., $14 per account).

         DISTRIBUTOR AND PLAN OF DISTRIBUTION

Distributor

     Under a distribution agreement dated June 23, 1998
(the   "Distribution  Agreement"),   Rafferty   Capital
Markets,  Inc.  (the "Distributor") acts  as  principal
distributor  of  the Funds' shares.   The  Distribution
Agreement  provides that the Distributor will  use  its
best  efforts  to distribute the Funds'  shares,  which
shares  are  offered for sale by the Funds continuously
at  net asset value per share without the imposition of
a   sales  charge.   Pursuant  to  the  terms  of   the
Distribution Agreement, the Distributor bears the costs
of  printing prospectuses and shareholder reports which
are  used  for selling purposes, as well as advertising
and any other costs attributable to the distribution of
Fund shares.  All or a portion of the distribution  and
shareholder   servicing  fee  may  be   used   by   the
Distributor to pay such expenses under the distribution and shareholder servicing plan discussed below.

Distribution and Shareholder Servicing Plan

     The  Corporation,  on behalf  of  the  Funds,  has
adopted  a plan pursuant to Rule 12b-1 under  the  1940
Act  (the "12b-1 Plan"), which requires it to  pay  the
Distributor,   in   its  capacity  as   the   principal
distributor   of   Fund  shares,  a  distribution   and
shareholder servicing fee of 0.25% per annum of each Fund's average daily net assets. Under the terms of the 12b-1 Plan, the Distributor is authorized to, in turn, pay all or a portion of this fee to any securities dealer, financial institution or any other person (the "Recipient") who renders assistance in distributing or promoting the sale of Fund shares, or who provides certain shareholder services to Fund shareholders, pursuant to a written agreement (the
"Related Agreement"). Payments under the 12b-1 Plan are based upon a percentage of average daily net units attributable to each Fund regardless of the amounts actually paid or expenses actually incurred by the Distributor, however, in no event, may such payments exceed the maximum allowable fee. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. The 12b-
1 Plan has the effect of increasing the Fund's expenses from what they would otherwise be.

Anticipated Benefits to the Funds

     The  Board of Directors considered various factors
in  connection with its decision to approve  the  12b-1
Plan,  including:   (a) the nature and  causes  of  the
circumstances which make implementation  of  the  12b-1
Plan  necessary and appropriate; (b) the way  in  which
the  12b-1  Plan  would  address  those  circumstances,
including   the   nature  and   potential   amount   of
expenditures;   (c)  the  nature  of  the   anticipated
benefits; (d) the merits of possible alternative plans or pricing structures; (e) the relationship of the 12b-1 Plan to other distribution efforts of the Funds;
and (f) the possible benefits of the 12b-1 Plan to any other person relative to those of the Funds.

     Based upon its review of the foregoing factors and
the  material  presented to it, and  in  light  of  its
fiduciary duties under relevant state law and the  1940
Act, the Board of Directors determined, in the exercise of its business judgment, that the 12b-1 Plan was reasonably likely to benefit the Funds and their respective shareholders in at least one or several potential ways. Specifically, the Board concluded that the Distributor and any Recipients operating under Related Agreements would have little or no incentive to incur promotional expenses on behalf of a Fund if a 12b-1 Plan were not in place to reimburse them, thus making the adoption of such 12b-1 Plan important to the initial success and thereafter, continued viability of the Funds. In addition, the Board determined that the payment of distribution fees to these persons should motivate them to provide an enhanced level of service to Fund shareholders, which would, of course, benefit such shareholders. Finally, the adoption of the 12b-1
Plan would help to increase net assets under management in a relatively short amount of time, given the marketing efforts on the part of the Distributor and Recipients to sell Fund shares, which should result in certain economies of scale.

     While  there  is no assurance that the expenditure
of  Fund assets to finance distribution of Fund  shares
will  have  the  anticipated  results,  the  Board   of
Directors believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution and shareholder servicing expenses of the Funds, it will be able to evaluate the benefit of such expenditures in deciding whether to continue the 12b-1
Plan.

               FINANCIAL INTERMEDIARIES

     If you purchase or redeem shares of a Fund through a financial intermediary (such as a broker-dealer), certain features of the Fund relating to such transactions may not be available or may be modified.
In addition, certain operational policies of a Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of a Fund and may vary among intermediaries. You should consult your financial intermediary for more information regarding these matters. Refer to "Transfer Agent and Dividend-
Disbursing Agent" for information regarding certain fees paid by the Corporation to financial intermediaries. In addition, financial intermediaries may receive compensation pursuant to the 12b-1 Plan under a Related Agreement and may receive additional compensation in excess of such amounts from the Adviser. Certain financial intermediaries may charge you an advisory, transaction or other fee for their services. You will not be charged for such fees if you purchase or redeem your Fund shares directly from a Fund without the intervention of a financial intermediary.

                         TAXES

     Each Fund will be treated as a separate entity for
federal income tax purposes since the Tax Reform Act of
1986  requires that all portfolios of a series fund  be
treated  as  separate taxpayers.   As  indicated  under
"Dividends,  Capital  Gains  Distributions,   and   Tax
Treatment"  in  the Prospectus, each  Fund  intends  to
qualify  annually  as a "regulated investment  company"
under  the  Code.  This qualification does not  involve
government   supervision  of  the   Funds'   management
practices or policies.

     A  dividend from net investment income or  capital
gain  distribution received shortly after the  purchase
of  shares reduces the net asset value of shares by the
amount of the dividend or distribution and, although in
effect  a return of capital, will be subject to  income
taxes.   Net gains on sales of securities when realized
and  distributed are taxable as capital gains.  If  the
net  asset  value  of  shares  were  reduced  below   a
shareholder's cost by distribution of gains realized on sales of securities, such distribution would be a return of investment although taxable as indicated above.

           DETERMINATION OF NET ASSET VALUE

     As set forth in the Prospectus under the same caption, the net asset value of each of the Funds will be determined as of the close of trading on each day the New York Stock Exchange (the "NYSE") is open for trading. The Funds do not determine net asset value on days the NYSE is closed and at other times described in the Prospectus. The NYSE is closed on New Year's Day,
Martin  Luther  King,  Jr. Day, President's  Day,  Good
Friday,  Memorial  Day, Independence  Day,  Labor  Day,
Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding
Friday and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding
Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

                 SHAREHOLDER MEETINGS

     Maryland   law   permits   registered   investment
companies, such as the Corporation, to operate  without
an  annual  meeting  of  shareholders  under  specified
circumstances if an annual meeting is not  required  by
the   1940  Act.   The  Corporation  has  adopted   the
appropriate  provisions in its Bylaws and may,  at  its
discretion, not hold an annual meeting in any  year  in
which  the election of directors is not required to  be
acted   on   by  shareholders  under  the   1940   Act.
Shareholders  have the right to call an annual  meeting
upon  a  vote  of 10% of the Corporation's  outstanding
shares  for  purposes of voting to remove one  or  more
disinterested  directors  or  to  transact  any   other
business.   The  1940 Act requires the  Corporation  to
assist the shareholders in calling such a meeting.

                PERFORMANCE INFORMATION

     As  described in the "Fund Performance" section of
the    Funds'   Prospectus,   the   Funds'   historical
performance  or  return may be shown  in  the  form  of
various  performance figures.  The  Funds'  performance
figures  are based upon historical results and are  not
necessarily   representative  of  future   performance.
Factors   affecting  the  Funds'  performance   include
general market conditions, operating expenses, and investment management.

Total Return

     The average annual total return of each Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     P(1+T)n = ERV

          P =    a hypothetical initial payment of $1,000.
          T =    average annual total return.
          n =    number of years.
        ERV =    ending redeemable value of a
                 hypothetical $1,000 payment made at
                 the beginning of the stated periods
                 at the end of the stated periods.

Performance  for  a specific period  is  calculated  by
first  taking  an  investment (assumed  to  be  $1,000)
("initial investment") in a Fund's shares on the  first
day  of the period and computing the "ending value"  of
that  investment at the end of the period.   The  total
return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at the net asset value of the Fund on the reinvestment dates during the period.
Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

     Cumulative  total  return  represents  the  simple
change  in value of an investment over a stated  period
and  may  be  quoted as a percentage  or  as  a  dollar
amount.   Total returns may be broken down  into  their
components  of  income and capital  (including  capital
gains   and  changes  in  share  price)  in  order   to
illustrate the relationship between these factors and their contributions to total return.

Yield

     Yield   is   computed   in   accordance   with   a
standardized  method prescribed by rules  of  the  SEC.
Under  that method, the current yield quotation  for  a
Fund  is  based on a one month or 30-day  period.   The
yield is computed by dividing the net investment income per share earned during the 30-day or one month period by the maximum offering price per share on the last day of the period, according to the following formula:

                      YIELD=2[(a-b +1)6-1]
                               cd

     Where:  a = dividends and interest earned during the period.
             b = expenses accrued for the period (net of reimbursements). c = the average daily number of shares outstanding during the period that were
                 entitled to receive dividends.
             d = the maximum offering price per share
                 on the last day of the period.

Comparisons

     From  time  to time, in marketing and  other  Fund
literature,  the Funds' performance may be compared  to
the performance of other mutual funds in general or  to
the  performance  of particular types of  mutual  funds
with   similar   investment  goals,   as   tracked   by
independent  organizations.  Among these organizations,
Lipper  Analytical Services, Inc. ("Lipper"), a  widely
used independent research firm which ranks mutual funds
by  overall  performance,  investment  objectives,  and
assets,  may be cited.  Lipper performance figures  are
based  on  changes in net asset value, with all  income
and   capital   gains   dividends   reinvested.    Such
calculations do not include the effect of any sales charges imposed by other funds. The Funds will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

     The Funds' performance may also be compared to the
performance of other mutual funds by Morningstar,  Inc.
("Morningstar"),  which ranks funds  on  the  basis  of
historical   risk  and  total  return.    Morningstar's
rankings  range from five stars (highest) to  one  star
(lowest) and represent Morningstar's assessment of  the
historical risk level and total return of a fund  as  a
weighted   average  for  3,  5  and  10  year  periods.
Rankings are not absolute or necessarily predictive of future performance.

     Evaluations   of   Fund   performance   made    by
independent  sources may also be used in advertisements
concerning   the  Funds,  including  reprints   of   or
selections from, editorials or articles about the Funds. Sources for Fund performance and articles about the Funds may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week,
U.S.  News  and World Report, the Wall Street  Journal,
Barron's and a variety of investment newsletters.

     The  Funds may compare their performance to a wide
variety  of indices and measures of inflation including
the  Standard & Poor's Index of 500 Stocks, the  NASDAQ
Over-the-Counter  Composite  Index,  the  Russell  2500
Index  and
the Lehman Aggregate Bond Index.  There  are
differences  and  similarities between the  investments
that  the  Funds  may  purchase  for  their  respective
portfolios  and  the  investments  measured  by   these
indices.

                ADDITIONAL INFORMATION

     From time to time, in marketing and other Fund literature, the Funds may quote founders, officers, directors and other employees of the Adviser, such as a quote from Charles H. Badgley who said, "Success in any endeavor is best achieved when goals are defined and strategy is well planned. This is especially true with money management."

                INDEPENDENT ACCOUNTANTS

     Price  Waterhouse LLP, 100 East Wisconsin  Avenue,
Suite 1500, Milwaukee, Wisconsin 53202, independent accountants for the Funds, audit and report on the Funds' financial statements.

                 FINANCIAL STATEMENTS

     The following financial statements of each of the Funds are contained herein:

          (a)  Report of Independent Accountants.

          (b)  Statement of Assets and Liabilities.

          (c)  Notes to the Financial Statement.

           REPORT OF INDEPENDENT ACCOUNTANTS


   To the Shareholder and Board of Directors of Badgley Funds, Inc.

   In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of each of the portfolios of Badgley Funds, Inc. (the
   "Funds") at June 10, 1998, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audits. We conducted our audits of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


   Price Waterhouse LLP
   Milwaukee, Wisconsin
   June 10, 1998

                  Badgley Funds, Inc.
          Statement of Assets and Liabilities
                     June 10, 1998



                                      Badgley      Badgley
                                      Growth      Balanced
                                       Fund         Fund
ASSETS

Cash                               $   50,000   $   50,000
Unamortized organization expenses      23,754       23,754

    Total Assets                       73,754       73,754

LIABILITIES

Accrued expenses                       23,754       23,754

    Total Liabilities                  23,754       23,754

NET ASSETS                         $   50,000   $   50,000

Capital shares, $0.01 par value;        5,000        5,000
  indefinite shares authorized
  per portfolio

Net asset value, offering and      $    10.00   $    10.00
  redemption price per share
  (net assets/shares outstanding)


   The accompanying notes to the financial statement are an integral part of this statement.

                  Badgley Funds, Inc.
           Notes to the Financial Statement
                     June 10, 1998


1.   Organization

  Badgley Funds, Inc. (the "Corporation") was organized as a Maryland company incorporated on April 28, 1998 and is registered under the Investment Company Act of 1940, as amended (the
  "1940 Act") as an open-end, diversified, management investment company, commonly referred to as a mutual fund. The Corporation is currently comprised of two diversified series or portfolios, including the Badgley Growth Fund (the "Growth Fund") and the
  Badgley Balanced Fund (the "Balanced Fund")
  (collectively referred to as the "Funds").  The
  Funds have had no operations other than those relating to organizational matters, including the sale of 5,000 shares for cash in the amount of $50,000 of each of the Growth Fund and the Balanced
  Fund to capitalize the Funds, which were sold to Badgley, Phelps and Bell, Inc. (the "Adviser") on
  June 9, 1998.

2.   Significant Accounting Policies

  (a)  Organization Costs
     Costs incurred by the Corporation in connection with the organization, registration and the initial public offering of shares, are being deferred and amortized over the period of benefit, but not to exceed sixty months from the Corporation's commencement of operations. These costs were advanced by the Adviser and will be reimbursed by the Corporation. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

  (b)  Federal Income Taxes
     Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve it from all or substantially all Federal income taxes.

3.   Investment Adviser

  The Corporation has an Investment Advisory Agreement
  (the "Agreement") with the Adviser, with whom certain officers and Directors of the Corporation are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Corporation, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 1.00% of the Growth Fund's average daily net assets and 0.90% of the Balanced
  Fund's average daily net assets. The advisory fee is accrued daily and paid monthly.

  For the fiscal year ending June 30, 1999, the Adviser has agreed to waive its management fee and/or reimburse the Funds' other expenses to the extent necessary to ensure that the Growth Fund's total operating expenses do not exceed 1.50% of its average daily net assets and that the Balanced
  Fund's total operating expenses do not exceed 1.30% of its average daily net assets. Any such waiver or reimbursement is subject to later adjustment during the term of the Agreement to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

4.     Distribution and Shareholder Servicing Plan

  The Corporation, on behalf of each of the Funds, has adopted a plan pursuant to Rule 12b-1 under the 1940
  Act (the "12b-1 Plan"), which authorizes it to pay
  Rafferty Capital Markets, Inc. (the "Distributor") a distribution and shareholder servicing fee of 0.25% of each Fund's average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Distributor to pay costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses.

                       APPENDIX

                  SHORT-TERM RATINGS

   Standard & Poor's Short-Term Debt Credit Ratings


     A  Standard  & Poor's credit rating is  a  current
opinion  of  the  creditworthiness of an  obligor  with
respect  to a specific financial obligation, a specific
class  of financial obligations or a specific financial
program.     It    takes    into   consideration    the
creditworthiness of guarantors, insurers or other forms
of  credit enhancement on the obligation and takes into
account  the  currency  in  which  the  obligation   is
denominated. The credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Credit  ratings  are based on current  information
furnished  by  the obligors or obtained by  Standard  &
Poor's   from  other  sources  it  considers  reliable.
Standard  &  Poor's  does  not  perform  an  audit   in
connection with any credit rating and may, on occasion,
rely   on  unaudited  financial  information.    Credit
ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Short-term ratings are generally assigned to those
obligations  considered  short-term  in  the   relevant
market.    In   the  U.S.,  for  example,  that   means
obligations with an original maturity of no  more  than
365   days_including  commercial   paper.    Short-term
ratings  are also used to indicate the creditworthiness
of an obligor with respect to put features on long-term
obligations.  The result is a dual rating, in which the
short-term   rating  addresses  the  put  feature,   in
addition to the usual long-term rating.

     Ratings   are   graded  into  several  categories,
ranging  from `A-1' for the highest quality obligations
to  `D'  for  the  lowest.   These  categories  are  as
follows:

     A-1  A  short-term obligation rated `A-1' is rated
          in the highest category by Standard & Poor's.
          The  obligor's capacity to meet its financial
          commitment  on  the  obligation  is   strong.
          Within this category, certain obligations are
          designated  with  a  plus  sign  (+).    This
          indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2  A   short-term  obligation  rated   `A-2'  is
          somewhat  more  susceptible  to  the  adverse
          effects  of  changes  in  circumstances   and
          economic   conditions  than  obligations   in
          higher   rating  categories.   However,   the
          obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3  A  short-term obligation rated `A-3' exhibits
          adequate   protection  parameters.   However,
          adverse   economic  conditions  or   changing
          circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B    A short-term obligation rated `B' is regarded
          as     having     significant     speculative
          characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C    A   short-term   obligation  rated   `C'   is
          currently  vulnerable to  nonpayment  and  is
          dependent  upon favorable business, financial
          and  economic conditions for the  obligor  to
          meet   its   financial  commitment   on   the
          obligation.

     D    A  short-term  obligation  rated  `D'  is  in
          payment default.  The `D' rating category  is
          used  when payments on an obligation are  not
          made  on  the date due even if the applicable
          grace period has not expired, unless Standard
          &  Poor's believes that such payments will be
          made  during  such  grace  period.   The  `D'
          rating also will be used upon the filing of a
          bankruptcy  petition  or  the  taking  of   a
          similar action if payments on an obligation are jeopardized.

            Moody's Short-Term Debt Ratings

     Moody's  short-term debt ratings are  opinions  of
the  ability of issuers to repay punctually senior debt
obligations.   These  obligations  have   an   original
maturity  not  exceeding  one year,  unless  explicitly
noted.     Moody's    ratings   are    opinions,    not
recommendations to buy or sell, and their accuracy is not guaranteed.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1   Issuers   rated   `Prime-1'  (or   supporting
          institutions)  have  a superior  ability  for
          repayment    of   senior   short-term    debt
          obligations.   Prime-1 repaying ability  will
          often be evidenced by many of the following characteristics:

              Leading market positions in well-established industries.

              High rates of return on funds employed.

              Conservative capitalization structure with moderate reliance on debt and ample asset protection.

              Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

              Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2   Issuers   rated   `Prime-2'  (or   supporting
          institutions)  have  a  strong  ability   for
          repayment    of   senior   short-term    debt
          obligations.  This will normally be evidenced
          by  many of the characteristics cited  above,
          but  to a lesser degree.  Earnings trends and
          coverage  ratios, while sound,  may  be  more
          subject    to    variation.    Capitalization
          characteristics, while still appropriate, may be more affected by external conditions.
          Ample alternate liquidity is maintained.

PRIME-3   Issuers   rated   `Prime-3'  (or   supporting
          institutions) have an acceptable ability  for
          repayment  of  senior short-term obligations.
          The  effect  of industry characteristics  and
          market  compositions may be more  pronounced.
          Variability in earnings and profitability may
          result  in  changes  in  the  level  of  debt
          protection   measurements  and  may   require
          relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME Issuers rated `Not Prime' do not fall within any of the Prime rating categories.

Fitch IBCA International Short-Term Debt Credit Ratings

     Fitch IBCA's international debt credit ratings are
applied  to  the spectrum of corporate, structured  and
public   finance.   They  cover  sovereign   (including
supranational   and  subnational),   financial,   bank,
insurance   and  other  corporate  entities   and   the
securities they issue, as well as municipal  and  other
public   finance   entities,   securities   backed   by
receivables    or    other   financial    assets    and
counterparties.  When applied to an entity, these short-
term  ratings assess its general creditworthiness on  a
senior  basis.   When  applied to specific  issues  and
programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions and covenants attaching to that security.

     International credit ratings assess  the  capacity
to meet foreign currency or local currency commitments.
Both  "foreign  currency" and "local currency"  ratings
are  internationally comparable assessments.  The local
currency  rating  measures the probability  of  payment
within  the  relevant  sovereign state's  currency  and
jurisdiction and therefore, unlike the foreign currency
rating,  does  not take account of the  possibility  of
foreign   exchange  controls  limiting  transfer   into
foreign currency.

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F-1  Highest   credit  quality.    Indicates   the
          strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F-2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F-3  Fair credit quality.  The capacity for timely
          payment of financial commitments is adequate;
          however,  near  term  adverse  changes  could
          result   in  a  reduction  to  non-investment
          grade.

     B    Speculative.   Minimal  capacity  for  timely
          payment   of   financial  commitments,   plus
          vulnerability to near term adverse changes in financial and economic conditions.

     C    High   default  risk.   Default  is  a   real
          possibility.  Capacity for meeting  financial
          commitments   is   solely  reliant   upon   a
          sustained, favorable business and economic environment.

     D Default. Denotes actual or imminent payment default.

      Duff & Phelps, Inc. Short-Term Debt Ratings

     Duff  &  Phelps  Credit Ratings'  short-term  debt
ratings are consistent with the rating criteria used by
money  market participants.  The ratings apply  to  all
obligations   with  maturities  of  under   one   year,
including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis  is placed on liquidity which is  defined
as  not  only cash from operations, but also access  to
alternative  sources of funds including  trade  credit,
bank  lines  and  the  capital markets.   An  important
consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps Credit
Ratings' short-term debt ratings is the refinement of the traditional `1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps Credit Rating has incorporated gradations of `1+' (one plus) and `1-` (one minus) to assist investors in recognizing those differences.

     These ratings are recognized by the SEC for broker-
dealer  requirements, specifically capital  computation
guidelines.   These  ratings meet Department  of  Labor
ERISA  guidelines governing pension and profit  sharing
investments.   State  regulators  also  recognize   the
ratings of Duff & Phelps Credit Rating for insurance company investment portfolios.

Rating Scale:  Definition

          High Grade

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1       Very high certainty of timely payment.
          Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

             Good Grade

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound.
          Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

             Satisfactory Grade

D-3 Satisfactory liquidity and other protection factors qualify issue as to investment grade.
          Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

             Non-investment Grade

D-4       Speculative investment characteristics.
          Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

             Default

D-5 Issuer failed to meet scheduled principal and/or interest payments.

                   LONG-TERM RATINGS

    Standard & Poor's Long-Term Debt Credit Ratings

     A  Standard  & Poor's credit rating is  a  current
opinion  of  the  creditworthiness of an  obligor  with
respect  to a specific financial obligation, a specific
class  of financial obligations or a specific financial
program.     It    takes    into   consideration    the
creditworthiness of guarantors, insurers or other forms
of  credit enhancement on the obligation and takes into
account  the  currency  in  which  the  obligation   is
denominated. The credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Credit  ratings  are based on current  information
furnished  by  the obligors or obtained by  Standard  &
Poor's   from  other  sources  it  considers  reliable.
Standard  &  Poor's  does  not  perform  an  audit   in
connection with any credit rating and may, on occasion,
rely   on  unaudited  financial  information.    Credit
ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Credit  ratings are based, in varying degrees,  on
the  following  considerations:   (1)   likelihood   of
payment_capacity and willingness of the obligor to meet
its financial commitment on an obligation in accordance
with  the terms of the obligation;  (2)  nature of  and
provisions  of  the  obligation;  and  (3)   protection
afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The  rating definitions are expressed in terms  of
default   risk.   As  such,  they  pertain  to   senior
obligations  of  an  entity.   Junior  obligations  are
typically  rated  lower  than  senior  obligations,  to
reflect  the  lower  priority  in  bankruptcy.    (Such
differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

     AAA  An  obligation  rated `AAA' has  the  highest
          rating  assigned by Standard &  Poor's.   The
          obligor's capacity to meet its financial commitment on the obligation is EXTREMELY
          STRONG.

     AA   An  obligation  rated `AA' differs  from  the
          highest  rated  obligations  only  in   small
          degree.   The obligor's capacity to meet  its
          financial commitment on the obligation is VERY STRONG.

     A    An  obligation  rated `A'  is  somewhat  more
          susceptible to the adverse effects of changes
          in circumstances and economic conditions than
          obligations   in  higher  rated   categories.
          However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

     BBB  An  obligation rated `BBB' exhibits  ADEQUATE
          protection   parameters.   However,   adverse
          economic conditions or changing circumstances
          are   more  likely  to  lead  to  a  weakened
          capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated `BB', `B', `CCC, `CC',  and  `C'
are   regarded   as   having  significant   speculative
characteristics.  `BB' indicates the  least  degree  of
speculation   and   `C'   the  highest.    While   such
obligations   will   likely  have  some   quality   and
protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB An obligation rated `BB' is LESS VULNERABLE to nonpayment than other speculative issues.
          However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B    An obligation rated `B' is MORE VULNERABLE to
          nonpayment than obligations rated  `BB',  but
          the  obligor  currently has the  capacity  to
          meet   its   financial  commitment   on   the
          obligation.   Adverse business, financial  or
          economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC  An   obligation  rated  `CCC'  is   CURRENTLY
          VULNERABLE  to nonpayment, and  is  dependent
          upon   favorable  business,   financial   and
          economic conditions for the obligor to meet its financial commitment on the obligation.
          In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC   An  obligation rated `CC' is CURRENTLY HIGHLY
          VULNERABLE to nonpayment.

     C The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D    An   obligation  rated  `D'  is  in   payment
          default.   The  `D' rating category  is  used
          when  payments on an obligation are not  made
          on  the date due even if the applicable grace
          period  has  not expired, unless  Standard  &
          Poor's  believes that such payments  will  be
          made  during  such  grace  period.   The  `D'
          rating also will be used upon the filing of a
          bankruptcy  petition  or  the  taking  of   a
          similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (_): The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

            Moody's Long-Term Debt Ratings

     Aaa  Bonds which are rated `Aaa' are judged to  be
          of the best quality.  They carry the smallest
          degree  of  investment risk and are generally
          referred   to  as  "gilt  edged."    Interest
          payments  are protected by a large or  by  an
          exceptionally stable margin and principal  is
          secure.    While   the   various   protective
          elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa   Bonds  which are rated `Aa' are judged to  be
          of  high  quality by all standards.  Together
          with  the  Aaa group they comprise  what  are
          generally  known as high-grade  bonds.   They
          are  rated lower than the best bonds  because
          margins of protection may not be as large  as
          in   Aaa   securities   or   fluctuation   of
          protective   elements  may  be   of   greater
          amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

     A    Bonds  which  are  rated  `A'  possess   many
          favorable investment attributes and are to be
          considered as upper-medium-grade obligations.
          Factors  giving  security  to  principal  and
          interest   are   considered   adequate,   but
          elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa  Bonds which are rated `Baa' are considered as
          medium-grade  obligations  (i.e.,  they   are
          neither highly protected nor poorly secured).
          Interest   payments  and  principal  security
          appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba   Bonds which are rated `Ba' are judged to have
          speculative elements; their future cannot  be
          considered   as  well-assured.    Often   the
          protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated `B' generally lack characteristics of the desirable investment.
          Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa  Bonds  which  are  rated `Caa'  are  of  poor
          standing.   Such issues may be in default  or
          there may be present elements of danger with respect to principal or interest.

     Ca   Bonds   which   are  rated   `Ca'   represent
          obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C    Bonds  which  are rated `C'  are  the  lowest
          rated class of bonds, and issues so rated can
          be   regarded   as   having  extremely   poor
          prospects   of   ever  attaining   any   real
          investment standing.

      Moody's applies numerical modifiers 1, 2 and 3 in
each  generic  rating classification from `Aa'  through
`B.'   The  modifier  1 indicates that  the  obligation
ranks in the higher end of its generic rating category;
the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch IBCA International Long-Term Debt Credit Ratings

     Fitch IBCA's international debt credit ratings are
applied  to  the spectrum of corporate, structured  and
public   finance.   They  cover  sovereign   (including
supranational   and  subnational),   financial,   bank,
insurance   and  other  corporate  entities   and   the
securities they issue, as well as municipal  and  other
public   finance   entities,   securities   backed   by
receivables    or    other   financial    assets    and
counterparties.  When applied to an entity, these long-
term  ratings assess its general creditworthiness on  a
senior  basis.   When  applied to specific  issues  and
programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions and covenants attaching to that security.

     International credit ratings assess  the  capacity
to meet foreign currency or local currency commitments.
Both  "foreign  currency" and "local currency"  ratings
are  internationally comparable assessments.  The local
currency  rating  measures the probability  of  payment
within  the  relevant  sovereign state's  currency  and
jurisdiction and therefore, unlike the foreign currency
rating,  does  not take account of the  possibility  of
foreign   exchange  controls  limiting  transfer   into
foreign currency.

                   Investment Grade

     AAA       Highest  credit quality.  `AAA'  ratings
               denote  the lowest expectation of credit
               risk.  They are assigned only in case of
               exceptionally strong capacity for timely
               payment of financial commitments.   This
               capacity  is  highly  unlikely   to   be
               adversely    affected   by   foreseeable
               events.

     AA        Very  high credit quality.  `AA' ratings
               denote  a very low expectation of credit
               risk.    They   indicate   very   strong
               capacity for timely payment of financial
               commitments.   This  capacity   is   not
               significantly vulnerable to foreseeable events.

     A         High credit quality.  `A' ratings denote
               a  low expectation of credit risk.   The
               capacity for timely payment of financial
               commitments is considered strong.   This
               capacity  may,  nevertheless,  be   more
               vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB       Good   credit  quality.   `BBB'  ratings
               indicate that there is currently  a  low
               expectation   of   credit   risk.    The
               capacity for timely payment of financial
               commitments is considered adequate,  but
               adverse changes in circumstances and  in
               economic  conditions are more likely  to
               impair  this  capacity.   This  is   the
               lowest investment grade category.

                   Speculative Grade

     BB        Speculative.  `BB' ratings indicate that
               there  is  a possibility of credit  risk
               developing, particularly as  the  result
               of  adverse  economic change over  time;
               however,     business    or    financial
               alternatives may be available to allow financial commitments to be met.

     B         Highly    speculative.    `B'    ratings
               indicate that significant credit risk is
               present, but a limited margin of  safety
               remains.    Financial  commitments   are
               currently  being met; however,  capacity
               for continued payment is contingent upon
               a   sustained,  favorable  business  and
               economic environment.

     CCC, CC, C      High default risk.  Default  is  a
               real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

     DDD, DD and   D    Default.   Securities  are  not
               meeting  current  obligations  and   are
               extremely speculative.  `DDD' designates
               the  highest  potential for recovery  of
               amounts  outstanding on  any  securities
               involved.   For  U.S.  corporates,   for
               example,    `DD'   indicates    expected
               recovery   of   50%  -   90%   of   such
               outstandings,   and   `D'   the   lowest
               recovery potential, i.e. below 50%.

      Duff & Phelps, Inc. Long-Term Debt Ratings

     These  ratings represent a summary opinion of  the
issuer's   long-term   fundamental   quality.    Rating
determination is based on qualitative and  quantitative
factors  which may vary according to the basic economic
and financial characteristics of each industry and each
issuer.  Important considerations are vulnerability  to
economic  cycles  as  well as  risks  related  to  such
factors  as competition, government action, regulation,
technological   obsolescence,   demand   shifts,   cost
structure  and  management depth  and  expertise.   The
projected viability of the obligor at the trough of the cycle is a critical determination.

     Each rating also takes into account the legal form
of   the   security   (e.g.,  first   mortgage   bonds,
subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer and the nature of covenant protection.

     The  Credit Rating Committee formally reviews  all
ratings   once   per  quarter  (more   frequently,   if
necessary).   Ratings of `BBB-` and higher fall  within
the  definition  of  investment  grade  securities,  as
defined  by bank and insurance supervisory authorities.
Structured finance issues, including real estate, asset-
backed  and mortgage-backed financings, use  this  same
rating  scale.   Duff  &  Phelps Credit  Rating  claims
paying  ability ratings of insurance companies use  the
same  scale with minor modification in the definitions.
Thus,  an  investor can compare the credit  quality  of
investment    alternatives   across   industries    and
structural types.  A "Cash Flow Rating" (as  noted  for
specific   ratings)  addresses  the
likelihood   that
aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.

Rating Scale   Definition



AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


AA+ High credit quality. Protection factors are strong. Risk is modest but may
AA vary slightly from time to time because of economic conditions.
AA-


A+         Protection factors are average but adequate.
           However, risk factors are more
A variable and greater in periods of economic stress.
A-


BBB+ Below-average protection factors but still considered sufficient for prudent
BBB investment. Considerable variability in risk during economic cycles.
BBB-


BB+ Below investment grade but deemed likely to meet obligations when due.
BB Present or prospective financial protection factors fluctuate according to
BB-        industry  conditions  or  company  fortunes.
           Overall quality may move up or
           down frequently within this category.


B+ Below investment grade and possessing risk that obligations will not be met
B when due. Financial protection factors will fluctuate widely according to
B- economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC        Well  below  investment  grade  securities.
           Considerable uncertainty exists as to
           timely payment of principal, interest or preferred dividends.
           Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.


DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.


DP        Preferred stock with dividend arrearages.